Exhibit 10.1
BENEFITS AND COMPENSATION MATTERS AGREEMENT
DATED AS OF [           ], 2011,
AMONG
ITT CORPORATION,
XYLEM INC.
AND
EXELIS INC.

Table of Contents

Page
1. EMPLOYEES	1
2. BENEFIT PROGRAM PARTICIPATION	2
3. DEFINED BENEFIT PLANS	4
4. DEFINED CONTRIBUTION PLANS	8
5. EMPLOYEE HEALTH AND WELFARE BENEFIT PLANS	11
6. INCENTIVE PLANS	14
7. STOCK OPTIONS AND OTHER AWARDS	15
8. COLI	17
9. DIRECTOR PLANS	18
10. COLLECTIVE BARGAINING AGREEMENTS	18
11. TRANSITION SERVICES	19
12. ALLOCATION OF BALANCE SHEET ACCOUNTS	19
13. ACCESS TO INFORMATION AND DATA EXCHANGE	20
14. NOTICES; COOPERATION	21
15. FURTHER ASSURANCES	22
16. INDEMNIFICATION	22
17. DISPUTE RESOLUTION	23
18. MISCELLANEOUS	23
19. DEFINITIONS	1

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          BENEFITS AND COMPENSATION MATTERS AGREEMENT dated as of [ ], 2011, among ITT CORPORATION, an Indiana corporation (which, together with its subsidiaries, is herein referred to as “ITT”), Xylem Inc., an Indiana corporation, (which, together with its subsidiaries, is herein referred to as “Water”), and Exelis Inc., an Indiana corporation (which, together with its subsidiaries, is herein referred to as “Defense”).
          WHEREAS, the Board of Directors of ITT (the “Board”) has determined that it is appropriate, desirable and in the best interests of ITT, its shareholders and its other constituents, to separate ITT into three separate, publicly traded companies, one for each of (i) the ITT Retained Business, which shall be owned and conducted, directly or indirectly, by ITT, (ii) the Defense Business, which shall be owned and conducted, directly or indirectly, by Defense and (iii) the Water Business, which shall be owned and conducted, directly or indirectly, by Water;
          WHEREAS, the Board of Directors of ITT has determined that it is appropriate and desirable to distribute to the holders of shares of common stock, par value $1.00 per share, of ITT (the “ITT Common Stock”), on a pro rata basis (in each case without consideration being paid by such shareholders) (A) all of the outstanding shares of common stock, par value $.01 per share, of Water (the “Water Common Stock”) and (B) all of the outstanding shares of common stock, par value $.01 per share, of Defense (the “Defense Common Stock”) (such transactions as they may be amended or modified from time to time, the “Distribution”);
          WHEREAS, ITT, Water and Defense have executed a distribution agreement dated as of the date hereof (the “Distribution Agreement”) to effectuate such Distribution and allocate and assign certain responsibilities; and
          WHEREAS, each of ITT, Water and Defense has determined that it is necessary and desirable to allocate and assign responsibility for certain employee benefit liabilities in respect of the activities of the businesses of such entities on the Distribution Date (as defined herein) and those liabilities in respect of other businesses and activities of ITT and its former subsidiaries and certain other matters.
          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, ITT, Water and Defense agree as follows:
          1. EMPLOYEES. (a) General. Effective as of the Distribution Date, ITT shall transfer all employees listed on Schedule 1(a)(i) to Water and all such employees shall become Water Employees. Effective as of the Distribution Date, ITT shall transfer all employees listed on Schedule 1(a)(ii) to Defense and all such employees shall become Defense Employees. All Preexisting ITT Employees employed by legal entities that became legal entities of ITT following the Distribution Date shall be ITT Employees. All Preexisting ITT Employees employed by legal entities that became legal entities of Water following the Distribution Date shall be Water Employees. All Preexisting ITT Employees employed by legal entities that became legal entities of Defense following the Distribution Date shall be Defense Employees. Except as expressly identified in this Agreement, Defense shall be liable for all liabilities, claims or controversies involving Defense Employees, Water shall be liable for all liabilities, claims or

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controversies involving Water Employees and ITT shall be liable for all liabilities, claims or controversies involving ITT Employees and ITT Retirees.
          (b) Schedule of Water Employees and Defense Employees. As of the date of this Agreement, ITT, Water and Defense shall have in good faith determined which individuals who are Preexisting ITT Employees shall become Water Employees and Defense Employees on no later than the Distribution Date. Such lists may be modified only by written consent by each of ITT, Water and Defense on or following the Distribution Date. Prior to the Distribution Date, ITT may modify such lists without the consent of Water and Defense.
          (c) Non-Termination of Employment. Except as otherwise expressly provided herein and in compliance with Section 2(d) of this Agreement, no provision of, or event arising under, this Agreement, the Distribution Agreement or any of the Ancillary Agreements shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Preexisting ITT Employee or other future, present, or former employee of ITT, Water or Defense and any of their respective Subsidiaries.
          (d) Employment Agreements. As soon as practicable on or after the execution of this Agreement, ITT, Water and Defense shall use their reasonable best efforts to enter into, or have in place, an employment agreement with each of the Preexisting ITT Employees listed on Schedule 1(d) attached hereto, which employment agreements shall become effective on the Close of the Distribution Date. Water shall assume from ITT the employment agreement of Frank Jimenez, along with the pension assets and liabilities identified in such agreement. Defense shall assume from ITT the employment agreement of Chris Bernhardt. ITT shall continue to be bound by the employment agreement of Denise Ramos.
          (e) No Solicit; No Hire. As described in Section 5.1 of the Distribution Agreement and agreed to by ITT, Defense and Water, none of ITT, Water or Defense shall solicit or hire Preexisting ITT Employees for such period following the Effective Time as specified therein, without receiving the written consent of the affected prior employer. In respect of countries whose local laws declare as invalid or unenforceable or prohibit any agreement between employers not to hire employees of the other, ITT, Defense and Water will not have an agreement not to hire employees of the other but agree not to actively solicit the services of each other’s employees for such period following the Effective Time as specified in the Distribution Agreement.
          2. BENEFIT PROGRAM PARTICIPATION. (a) Except as specifically provided herein with respect to particular compensation or benefit programs, all Water Employees and Defense Employees will cease participation in all ITT benefit plans and programs no later than immediately prior to the Distribution Date; provided that certain Water Employees who participate in the ITT Industries Pension Plan for UK Expatriates, Godwin Pumps Limited Pension Scheme and ITT Retirement Savings Plan, as identified as Items 23 and 24 on Schedule 3(a)(iii) and Item 14 of Schedule 4(a)(iii) shall continue to participate in their respective plans following the Distribution Date, subject to the terms of such plans. As soon as reasonably practicable, ITT will retain liability for all incurred but not yet reported claims of Water Employees and Defense Employees who participate in the ITT welfare benefit plans and programs through the earlier of (i) December 31, 2011 or (ii) the date on which two separate

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liability accounts for Water and Defense are created. The separate liability accounts shall correspond to the new bank accounts established by Water and by Defense for new incurred but not yet reported claims. The balance of the new accounts shall be transferred as soon as reasonably practicable following the Distribution Date.
          (b) (i) Water shall cause to be recognized each Water Employee’s service with ITT for purposes of determining (x) eligibility for vacation benefits, short-term disability and severance benefits and (y) eligibility for vesting under all other employee benefit plans and policies of Water applicable to such Water Employees, to the extent such service was recognized by ITT for such purposes.
          (ii) Defense shall cause to be recognized each Defense Employee’s service with ITT for purposes of determining (x) eligibility for vacation benefits, short-term disability and severance benefits and (y) eligibility for vesting under all other employee benefit plans and policies of Defense applicable to such Defense Employees, to the extent such service was recognized by ITT for such purposes.
          (c) Nothing in this Agreement shall be construed or interpreted to restrict ITT’s, Water’s or Defense’s right or authority to amend or terminate any of its employee benefit plans, policies or programs effective as of a date following the Distribution Date, except neither Defense nor any successor entity to Defense may amend or alter the eligibility schedule described for Preexisting ITT Employees under Sections 3(b)(vii) and 3(c)(iv) or the requirement not to reduce or eliminate health benefits under Section 5(b)(ix).
          (d) Any Preexisting ITT Employee who, on the Distribution Date, is employed by ITT, Defense or Water shall not be deemed either to have terminated employment or to be in retirement status under any employee benefit plan operated by ITT, Water or Defense. Except to the extent required by law and as otherwise stated in Section 3(b)(vii), any Preexisting ITT Employee who, on the Distribution Date, is employed by ITT, Defense or Water shall not, solely as a result of the Distribution or related transactions, be eligible to receive payment of, or exercise any portability rights in respect of, his or her vested benefit or retirement allowance under any employee benefit plan operated by ITT, Water or Defense; provided, that each Water Employee and each Defense Employee shall receive credit for their service with ITT prior to the Distribution Date from Water or Defense as provided in this Article II. As permitted by Final Treasury Regulation Section 1.409A-1(h)(4), ITT, Water and Defense agree that any employee and any other “service provider” within the meaning of the term as defined in Section 409A of the Code who provides services to ITT immediately before the transactions contemplated hereby and provides services to ITT, Water or Defense after and in connection with such transactions shall not be treated as separating from service for purposes of Section 409A of the Code.
          (e) Except as otherwise specified on any of the Schedules, which are specifically incorporated by reference to this Agreement, (i) any ITT Plan maintained by ITT prior to the Distribution Date will continue to be maintained by ITT following the Distribution Date, (ii) any Defense Plan maintained by Defense prior to the Distribution Date will continue to be maintained by Defense following the Distribution Date and (iii) any Water Plan maintained by Water prior to the Distribution Date will continue to be maintained by Water following the Distribution Date. Unless otherwise specified in this Agreement, all assets and liabilities of any

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Plan, Defense Plan or Water Plan will remain with and be assumed by the entity maintaining such plan.
          3. DEFINED BENEFIT PLANS. (a) List of Defined Benefit Plans. (i) Certain current and former employees of ITT, Water and Defense participate in ITT Group tax qualified defined benefit pension plans made available for certain ITT Group employees in the United States. Schedule 3(a)(i) lists each defined benefit pension plan applicable to Preexisting ITT Employees (the “US Qualified DB Plans”).
          (ii) Certain current and former employees of ITT, Water and Defense participate in ITT Group tax non-qualified defined benefit pension plans made available for certain ITT Group employees in the United States. Schedule 3(a)(ii) lists each defined benefit pension plan applicable to Preexisting ITT Employees (the “US Non-Qualified DB Plans”).
          (iii) Certain current and former employees of ITT, Water and Defense participate in ITT Group defined benefit pension plans made available for certain ITT Group employees outside of the United States. Schedule 3(a)(iii) lists each defined benefit pension plan applicable to Preexisting ITT Employees (the “Non-US DB Plans”).
          (b) US Qualified DB Plans. (i) Continuation of US Qualified DB Plans. Following the Distribution Date, ITT shall continue to sponsor the ITT US Qualified DB Plans as so identified on Schedule 3(a)(i). Following the Distribution Date, Defense shall continue to sponsor the Defense US Qualified DB Plans as so identified on Schedule 3(a)(i). Following the Distribution Date, Water shall continue to sponsor the Water US DB Qualified Plans as so identified on Schedule 3(a)(i). Each of ITT, Defense and Water shall assume all liabilities associated with such plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date; provided, that Defense shall recognize the additional service credit as specified in Section 3(b)(v) of this Agreement. Each of ITT, Defense and Water shall retain all accrued benefits associated with such plans that it sponsors following the Distribution Date, whether accrued prior to, on or following the Distribution Date.
          (ii) Adoption of US Qualified DB Plan. Effective as of the Distribution Date, Water shall adopt New ITT Pension Plan for Bargaining Unit Employees, Seneca Falls, New York, which shall have terms similar in all material respects to the ITT Pension Plan for Bargaining Unit Employees, Seneca Falls, New York maintained by ITT and identified as Item 16 on Schedule 3(a)(i). As soon as practicable on or after the Distribution Date, ITT shall transfer to Water the assets and liabilities associated with Water Employees who participated in the ITT Pension Plan for Bargaining Unit Employees, Seneca Falls, New York as identified as Item 16 on Schedule 3(a)(i). Such assets will be transferred in kind to the maximum extent practicable. The plan actuary for such plan shall be responsible for determining the appropriate amount of assets and liabilities to be allocated per employee transferred, in each case in accordance with applicable law.
          (iii) Adoption of New Master Trusts. As soon as practicable on or after the Distribution Date, Water shall adopt a new trust that is substantially similar in all material respects to the Master Trust (the “New Water Trust”). Effective as of the Distribution Date, ITT

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shall adopt a new trust that is substantially similar in all material respects to the Master Trust (the “New ITT Trust”).
          (iv) Transfer of Master Trust and Assets. As soon as practicable on or after the Distribution Date, ITT shall transfer to Defense the Master Trust, and Defense shall assume all liabilities associated with such Master Trust. As soon as practicable on or after the Distribution Date, the interests of the US Qualified DB Plans identified on Schedule 3(b)(iv) will be liquidated and cash will be transferred from the Master Trust to the New Water Trust in the amount identified on Schedule 3(b)(iv) and to the New ITT Trust in the amount identified on Schedule 3(b)(iv). All other interests will remain in the Master Trust at Defense.
          (v) Transfer of US Qualified DB Plans to Defense. Effective as of the Distribution Date, ITT shall transfer to Defense the defined benefit pension plans identified as Items 1-7 on Schedule 3(a)(i), and Defense shall assume all liabilities associated with such plans, including with respect to accrued benefits thereof.
          (vi) Transfer of US Qualified DB Plans to Water. Effective as of the Distribution Date, ITT shall transfer to Water the ITT US Qualified DB Plans identified as Items 19-22 on Schedule 3(a)(i), and Water shall assume all liabilities associated with such plans, including with respect to accrued benefits thereof.
          (vii) Additional Retirement Eligibility. (A) Effective as of the Distribution Date, any ITT Employee or any Water Employee who has accrued benefits under the ITT Salaried Retirement Plan as reflected on that plan’s records as of the Distribution Date and who is eligible to receive retirement benefits thereunder may elect to commence receipt of that person’s retirement benefits under the ITT Salaried Retirement Plan on or after the Distribution Date. Any ITT Employee or Water Employee shall cease earning additional eligibility service at the earliest of the fifth anniversary of the Distribution Date, the date on which the employee is terminated, the date on which benefits attributable to the Traditional Pension Plan formula commence, the date of death or a Change in Control of ITT or Water, respectively (the “Eligibility End Date”). Any ITT Employee or any Water Employee who is eligible to begin retirement as of the Distribution Date who elects to commence receipt of that person’s retirement benefits under the ITT Salaried Retirement Plan shall not continue to earn eligibility service following the later of the Distribution Date and the last month preceding the annuity start date. Following the Eligibility End Date, no ITT Employee or Water Employee will receive credit toward the retirement criteria specified in the ITT Salaried Retirement Plan. Except as provided in this Section 3(b)(vii), all accrued benefits under the ITT Salaried Retirement Plan will be frozen with respect to any ITT Employee or any Water Employee as of the Distribution Date.
          (B) Effective as of the later of the Distribution Date and January 1, 2012, any Defense Employee who has accrued benefits under the ITT Salaried Retirement Plan may make a one-time irrevocable election either to (x) continue earning eligibility and benefit service under the Traditional Pension Plan formula defined in the ITT Salaried Retirement Plan or (y) choose to begin participation in the enhanced employer-contribution portion of the defined contribution plan identified as Item 1 on Schedule 4(a)(i).

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          (C) Following the Distribution Date, all unvested benefits accrued by Preexisting ITT Employees under the ITT Salaried Retirement Plan who have at least one year of service credit as of the Distribution Date, which are attributable to ITT Employees and Water Employees (other than the ability to continue earning eligibility service for up to five years as described above) shall be vested as of the Distribution Date. Unvested benefits attributable to Defense Employees shall remain unchanged and Defense shall remain liable for all benefits (unvested or vested) attributable to Defense Employees.
          (c) US Non-Qualified DB Plans. (i) Continuation of US Non-Qualified DB Plans. Following the Distribution Date, ITT shall continue to sponsor the ITT US Non-Qualified DB Plans as so identified on Schedule 3(a)(ii). Following the Distribution Date, Defense shall sponsor the Defense US Non-Qualified DB Plans as so identified on Schedule 3(a)(ii). Following the Distribution Date, Water shall sponsor the Water US Non-Qualified DB Plans as so identified on Schedule 3(a)(ii). Each of ITT, Defense and Water shall assume all liabilities associated with such plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date; provided, that Defense shall recognize the additional service credit as specified in Section 3(c)(iv) of this Agreement. Each of ITT, Defense and Water shall be liable for all accrued benefits associated with such plans that it sponsors following the Distribution Date, whether accrued prior to, on or following the Distribution Date.
          (ii) Excess Pension Plans. Effective as of the Distribution Date, ITT shall cause the transfer of the sponsorship of the ITT US Non-Qualified DB Plans identified as Items 1-7 on Schedule 3(a)(ii) to Defense; provided, that Defense shall recognize the additional service credit as specified in Section 3(c)(iv) of this Agreement.
          Defense does hereby assume liability for all benefits accrued prior to the Distribution Date under the ITT Excess Pension Plans, the ITT Enhanced Pension Plan, Federal Labs Unfunded 1, EDO Excess Plan — SERP and the Retirement Plan for Non-Management Directors of ITT Corp. identified as Items 1, 3-7 on Schedule 3(a)(ii) for all Preexisting ITT Employees, except as provided in the Ancillary Agreements.
          (iii) Ex Gratia Plan. Effective as of the Distribution Date, ITT shall cause the transfer of the Ex Gratia Plan to Defense identified as Item 2 on Schedule 3(a)(ii) along with all liabilities accrued under the plan with the exception of any liabilities identified on Schedule 3(a)(ii).
          (iv) Additional Retirement Eligibility. Effective as of the Distribution Date, any ITT Employee and any Water Employee who has accrued benefits under the ITT Excess Pension Plan shall have his or her benefit accruals under the Excess Pension Plans cease as of the date immediately preceding the Distribution Date; provided that, solely for purposes of determining the amount of an employee’s Excess Pension Plans benefit under the Excess Pension Plans, such Water Employee or ITT Employee shall be deemed to have incurred a Termination of Employment (as defined in the Excess Pension Plans) as of the Distribution Date; provided however, that for purposes of determining such employee’s eligibility for a benefit under the Excess Pension Plans, such Water Employee or ITT Employee shall be credited with the same eligibility service he or she is credited with under the ITT Salaried Retirement Plan as

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described in Section 3(b)(vii) herein. Notwithstanding the previous sentence, a Water Employee shall not incur a Termination of Employment under the terms of the Excess Pension Plans until such Water Employee incurs a Termination of Employment with Water and (b) an ITT Employee shall not incur a Termination of Employment under the terms of the Excess Pension Plans until such ITT Employee incurs a Termination of Employment with ITT.
          Effective as of the Distribution Date, all accrued benefits under the Excess Pension Plans for ITT Employees and Water Employees who have at least one year of service credit as of the Distribution Date shall become 100 percent vested and nonforfeitable as of the Distribution Date. Unvested benefits attributable to Defense Employees shall remain unchanged and Defense shall be liable for all benefits (unvested or vested) attributable to Defense Employees.
          (v) Springing Rabbi Trust. It is contemplated that Defense will enter into a rabbi trust agreement following the Distribution Date that will, only in the event of a Change in Control of Defense, be fully funded with the amounts payable under the ITT Excess Pension Plans identified as Item 1 on Schedule 3(a)(ii) and will pay to each participant the lump-sum amount payable following a Change in Control in accordance with such plans.
          (d) Non-US DB Plans. (i) Continuation of Non-US DB Plans. Following the Distribution Date, ITT shall continue to sponsor the ITT Non-US DB Plans as so identified on Schedule 3(a)(iii). Following the Distribution Date, Defense shall continue to sponsor the Defense Non-US DB Plans as so identified on Schedule 3(a)(iii). Following the Distribution Date, Water shall continue to sponsor the Water Non-US DB Plans as so identified on Schedule 3(a)(iii). Each of ITT, Defense and Water shall assume all liabilities associated with such plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date. Each of ITT, Defense and Water shall retain all accrued benefits associated with such plans that it sponsors following the Distribution Date, whether accrued prior to, on or following the Distribution Date. For any ITT Non-US DB Plan not identified on Schedule 3(a)(iii), the entity that maintained such ITT Non-US DB Plan prior to the Distribution Date shall continue to maintain such plan and assume all liabilities associated with such plan following the Distribution Date.
          (ii) Adoption of Non-US DB Plan. Effective as of the Distribution Date, Water shall adopt a benefits plan for Water Employees, which shall have terms similar in all material respects to the benefit plan identified on Item 3 of Schedule 3(a)(iii). Each of ITT, Defense and Water shall assume all liabilities associated with the plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date.
          (iii) Transfer of Non-US DB Plans. Effective as of the Distribution Date, ITT shall transfer to Water the Non-US DB Plan identified as Item 22 of Schedule 3(a)(iii) (the “British DB Plan”), and Water shall assume all liabilities associated with such plan; provided that the transfer of such plan will be made in accordance with a deed of substitution between Lowara UK Limited, ITT Industries Limited and Pension Trustee Management Limited and a scheme apportionment arrangement deed between the Trustee and the employers participating in such plan.

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          (iv) Transfer of Non-US Assets and Liabilities. As soon as practicable on or after the Distribution Date, ITT shall transfer to Water the assets and liabilities associated with Water Employees who participated in the Non-US Pension Plans identified as Items 8, 23 and 24 of Schedule 3(a)(iii) prior to the Distribution. Such assets will be transferred in kind to the maximum extent practicable. The plan actuary for each such transfer shall be responsible for determining the appropriate amount of assets and liabilities to be allocated per employee transferred, in each case in accordance with applicable local law.
          (v) Transfer of Other Non-US Assets. Notwithstanding any other provision of this Article III, the Plan Actuary for each such Non-US DB Plan shall be responsible for determining the appropriate amount of assets and liabilities to be allocated to comparable plans to be established and adopted by the companies as required pursuant to the provisions of this Article III, in each case in accordance with applicable local law.
          (vi) Canadian DB Plans. Effective as of the Distribution Date, any ITT Employee who has accrued benefits under the Non-US DB Plans identified as Items 14 and 15 on Schedule 3(a)(iii) (the “Canadian Salaried DB Plans”) will cease participation in the Canadian Salaried DB Plans as of the Distribution Date, shall be vested as of the Distribution Date and shall cease to accrue further benefits under the Canadian Salaried DB Plans following the Distribution Date. Benefit entitlements of ITT Employees under the Canadian Salaried DB Plans shall be determined in accordance with the terms of the plans and applicable local law.
          (vii) Additional Retirement Eligibility for British DB Plan. Effective as of September 30, 2011 (or as soon as reasonably practicable after this date), any ITT Employee, Defense Employee or any Water Employee who has accrued benefits under the Non-US DB Plan identified as the British DB Plan as Item 22 on Schedule 3(a)(iii) shall be vested and will be credited for benefit service through December 31, 2011. Such plan will be frozen as of September 30, 2011 (or as soon as reasonably practicable after this date) and Water will continue to sponsor and administer the plan.
          Effective as of the Distribution Date, all ITT Employees who participate in the Non-US DB Plan identified as the British DB Plan as Item 22 on Schedule 3(a)(iii) will cease participation in the British DB Plan as of the Distribution Date, shall be vested as of the Distribution Date and shall not continue to earn eligibility service following the Distribution Date. Unvested benefits attributable to Water Employees under the British DB Plan shall remain unchanged and Water shall remain liable for all benefits (unvested or vested) attributable to Water Employees.
          4. DEFINED CONTRIBUTION PLANS.
          (a) List of Defined Contribution Plans. (i) Certain current and former employees of ITT, Water and Defense participate in ITT Group tax qualified defined contribution plans made available for certain ITT Group employees in the United States. Schedule 4(a)(i) lists each defined contribution plan applicable to Preexisting ITT Employees (the “US Qualified DC Plans”).

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          (ii) Certain current and former employees of ITT, Water and Defense participate in ITT Group non-tax qualified defined contribution plans made available for certain ITT Group employees in the United States. Schedule 4(a)(ii) lists each defined contribution plan applicable to Preexisting ITT Employees (the “US Non-Qualified DC Plans”).
          (iii) Certain current and former employees of ITT, Water and Defense participate in ITT Group defined contribution plans made available for certain ITT Group employees outside of the United States. Schedule 4(a)(iii) lists each defined contribution plan applicable to Preexisting ITT Employees (the “Non-US DC Plans”).
          (b) US Qualified DC Plans. (i) Continuation of Existing US Qualified DC Plans. Following the Distribution Date, ITT shall continue to sponsor the US Qualified DC Plans so identified on Schedule 4(a)(i). Following the Distribution Date, Defense shall continue to sponsor the US Qualified DC Plans so identified on Schedule 4(a)(i). Following the Distribution Date, Water shall sponsor the US Qualified DC Plans so identified on Schedule 4(a)(i). All employees who participate in the ITT Salaried Investment and Savings Plan identified as Item 1 on Schedule 4(a)(i) shall be vested immediately on the Distribution Date.
          (ii) Adoption of New US Qualified DC Plans. Effective as of the Distribution Date, ITT shall adopt a new defined contribution plan for ITT Employees who participated in the defined contribution plan identified as Item 1 on Schedule 4(a)(i). Effective as of the Distribution Date, Water shall adopt new defined contribution plans for Water Employees who participated in the defined contribution plans identified as Items 1 and 14 on Schedule 4(a)(i).
          (iii) Transfer of US Qualified DC Plans. As soon as practicable on or after the Distribution Date, ITT shall cause the transfer of the sponsorship of the ITT Salaried Investment and Savings Plan identified as Item 1 on Schedule 4(a)(i) to Defense and Defense shall cause the transfer of the accounts of all ITT Employees and Water Employees from such plan to the defined contribution plans adopted by ITT and Water, as applicable.
          ITT shall cause the transfer of the accounts of all Water Employees from the Goulds Pumps, Inc. Retirement Savings and Investment Plan identified as Item 14 on Schedule 4(a)(i) to a new defined contribution plan maintained by Water. Assets attributable to the accounts identified in this Section 4(b)(iii) will be transferred in kind to the maximum extent practicable. Each of ITT, Defense and Water shall assume all liabilities associated with the plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date.
          (iv) ITT Stock Funds. As soon as practicable on or after the Distribution Date, each U.S. Qualified DC Plan identified on Schedule 4(a)(i) that invests in ITT Common Stock will maintain stock funds for each of ITT Common Stock, Water Common Stock and Defense Common Stock (each as adjusted for the Distribution) for a period as determined by the fiduciaries of each such U.S. Qualified DC Plan. Following the Distribution Date, the applicable fiduciaries of each such U.S. Qualified DC Plan shall determine the proper treatment of the stock funds maintained in such U.S. Qualified DC Plans and shall determine the timing of the disposition of shares held in such stock funds and the treatment of the proceeds of sale of such shares.

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          (c) US Non-Qualified DC Plans. (i) Continuation of Existing US Non-Qualified DC Plans. Following the Distribution Date, ITT shall continue to sponsor the defined contribution plans so identified on Schedule 4(a)(ii). Following the Distribution Date, Defense shall sponsor the defined contribution plans so identified on Schedule 4(a)(ii). Following the Distribution Date, Water shall sponsor the defined contribution plans so identified on Schedule 4(a)(ii).
          (ii) Deferred Compensation Plans. Effective as of the Distribution Date, ITT shall remain liable for benefits accrued under the ITT Deferred Compensation Plan identified as Item 2 on Schedule 4(a)(ii) prior to the Distribution Date with respect to ITT Employees and ITT Retirees. Effective as of the Distribution Date, Water shall adopt the Water Deferred Compensation Plan identified as Item 2 on Schedule 4(a)(ii), which shall be identical in all material respects to the ITT Deferred Compensation Plan as in effect immediately prior to the Distribution Date. Effective as of the Distribution Date, Defense shall adopt the Defense Deferred Compensation Plan, which shall be identical in all material respects to the ITT Deferred Compensation Plan identified as Item 2 on Schedule 4(a)(ii) as in effect immediately prior to the Distribution Date. ITT shall cause the transfer of all liabilities for benefits accrued under the ITT Deferred Compensation Plan for such Defense Employees and ITT Retirees listed on Schedule 4(c)(iii) to Defense and for such Water Employees and ITT Retirees listed on Schedule 4(c)(iii) to Water as soon as practicable following the Distribution Date.
          Water does hereby assume liability for benefits accrued prior to the Distribution Date under the ITT Deferred Compensation Plan with respect to Water Employees and specific ITT Retirees listed on Schedule 4(c)(iii), including without limitation, such liabilities incurred prior to 1995 identified in the 1995 Employee Matters Agreement. Defense does hereby assume liability for benefits accrued prior to the Distribution Date under the ITT Deferred Compensation Plan with respect to Defense Employees and specific ITT Retirees listed on Schedule 4(c)(iii), including without limitation, such liabilities incurred prior to 1995 identified in the 1995 Employee Matters Agreement.
          (iii) Excess Savings Plans. Effective as of the Distribution Date, ITT shall remain liable for benefits accrued under the ITT Excess Savings Plan identified as Item 3 on Schedule 4(a)(ii) prior to the Distribution Date with respect to ITT Employees and ITT Retirees. Effective as of the Distribution Date, Water shall adopt a new excess savings plan, which shall be identical in all material respects to the ITT Excess Savings Plan identified as Item 3 on Schedule 4(a)(ii) as in effect immediately prior to the Distribution Date. Effective as of the Distribution Date, Defense shall adopt a new excess savings plan, which shall be identical in all material respects to the ITT Excess Savings Plan identified as Item 3 on Schedule 4(a)(ii) as in effect immediately prior to the Distribution Date. ITT shall cause the transfer of all liabilities for benefits accrued under the ITT Excess Savings Plan for Defense Employees as reflected on the plan’s records to Defense and for Water Employees as reflected on the plan’s records to Water as soon as practicable following the Distribution Date. Water does hereby assume liability for benefits accrued prior to the Distribution Date under the ITT Excess Savings Plan with respect to Water Employees, and Defense does hereby assume liability for benefits accrued prior to the Distribution Date under the ITT Excess Savings Plan with respect to Defense Employees.

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          (d) Non-US DC Plans. (i) Continuation of Non-US DC Plans. Following the Distribution Date, ITT shall continue to sponsor the ITT Non-US DC Plans as so identified on Schedule 4(a)(iii). Following the Distribution Date, Defense shall continue to sponsor the Defense Non-US DC Plans as so identified on Schedule 4(a)(iii). Following the Distribution Date, Water shall continue to sponsor the Water Non-US DC Plans as so identified on Schedule 4(a)(iii). Each of ITT, Defense and Water shall assume all liabilities associated with such plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date. Each of ITT, Defense and Water shall retain all accrued benefits associated with such plans that it sponsors following the Distribution Date, whether accrued prior to, on or following the Distribution Date. For any ITT Non-US DC Plan not identified on Schedule 4(a)(iii), the entity that maintained such ITT Non-US DC Plan prior to the Distribution Date shall continue to maintain such plan and assume all liabilities associated with such plan following the Distribution Date.
          (ii) Adoption of Non-US DC Plans. Effective as of the Distribution Date, ITT shall adopt benefits plans for ITT Employees, which shall have terms similar in all material respects to the benefit plans identified on Items 9, 10, 13 and 14 of Schedule 4(a)(iii). Effective as of the Distribution Date, Defense shall adopt benefits plans for Defense Employees, which shall have terms similar in all material respects to the benefit plan identified as the ITT Retirement Savings Plan — ITT Industries (UK) on Item 14 of Schedule 4(a)(iii). Effective as of the Distribution Date, Water shall adopt benefits plans for Water Employees, which shall have terms similar in all material respects to the benefit plans identified on Items 2 and 3 of Schedule 4(a)(iii). Each of ITT, Defense and Water shall assume all liabilities associated with the plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date.
          (iii) Transfer of Non-US Assets and Liabilities. As soon as practicable on or after the Distribution Date, ITT shall transfer to Defense the assets and liabilities associated with Defense ITT Group employees who participated in the Non-US DC Plan identified as the ITT Retirement Savings Plan — ITT Industries (UK) as Item 14 of Schedule 4(a)(iii) prior to the Distribution, unless any such employee elects otherwise. As soon as practicable on or after the Distribution Date, ITT shall transfer to Water the assets and liabilities associated with Water ITT Group employees who participated in the Non-US DC Plans identified as Items 2 and 3 of Schedule 4(a)(iii) prior to the Distribution, unless any such employee elects otherwise. As soon as practicable on or after the Distribution Date, Water shall transfer to ITT the assets and liabilities associated with ITT Employees who participated in the Non-US DC Plans identified as Items 7, 8, 13 and 14 of Schedule 4(a)(iii) prior to the Distribution, unless any such employee elects otherwise. Such assets will be transferred in kind to the maximum extent practicable.
          5. EMPLOYEE HEALTH AND WELFARE BENEFIT PLANS.
          (a) List of Health and Welfare Plans. (i) Certain current and former employees of ITT, Water and Defense participate in ITT Group health and welfare plans made available for certain ITT Group employees in the United States. Schedule 5(a)(i) lists each health and welfare plan applicable to Preexisting ITT Employees (the “US H&W Plans”).

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          (ii) Certain current and former employees of ITT, Water and Defense participate in ITT Group health and welfare plans made available for certain ITT Group employees outside of the United States. Schedule 5(a)(ii) lists each health and welfare plan applicable to Preexisting ITT Employees (the “Non-US H&W Plans”).
          (b) US H&W Plans. (i) Continuation of Existing US H&W Plans. Following the Distribution Date, ITT shall continue to sponsor the health and welfare plans so identified on Schedule 5(a)(i). Following the Distribution Date, Defense shall continue to sponsor the health and welfare plans so identified on Schedule 5(a)(i). Following the Distribution Date, Water shall continue to sponsor the health and welfare plans so identified on Schedule 5(a)(i). Each of ITT, Defense and Water shall retain all accrued benefits associated with such plans that it sponsors following the Distribution Date, whether accrued prior to, on or following the Distribution Date.
          (ii) Adoption of New US H&W Plans. Effective on the earlier of the Distribution Date and December 31, 2011, Defense shall adopt new health and welfare plans, which shall have terms similar in all material respects to the health and welfare plans identified as Items 14, 21, 22, 23, 24, 26, 42, 43, 45 and 46 on Schedule 5(a)(i). Effective on the earlier of the Distribution Date and December 31, 2011, Water shall adopt new health and welfare plans, which shall have terms similar in all material respects to the health and welfare plans identified as Items 14, 21, 22, 23, 24, 26, 42, 43, 45, 46 and 47 on Schedule 5(a)(i).
          (iii) Goulds Plans. Effective as of the Distribution Date, Water shall adopt new health and welfare plans substantially similar in all material ways to the Goulds Postretirement Medical Plan and the Goulds Postretirement Life Plan, identified as Items 33 and 39 on Schedule 5(a)(i), respectively. As soon as practicable following the Distribution Date, ITT shall transfer to Water 25% of the assets and 25% of the liabilities of the Goulds Postretirement Medical Plan and the Goulds Postretirement Life Plan, and Water shall be liable for such assets and liabilities as of the date of such transfer.
          (iv) Transfer of ITT Employee Benefit Trust. As soon as practicable on or after the Distribution Date, ITT shall transfer to Defense the ITT Employee Benefit Trust, and Defense shall assume all liabilities associated with such trust. As soon as practicable following the Distribution Date, ITT shall transfer to Defense all of the assets and liabilities of the ITT Employee Benefit Trust related to the retiree portion of the plan, and Defense shall be liable for all such assets and liabilities as of the date of such transfer.
          (v) ITT Salaried Retiree Health Plan. Effective as of the Distribution Date, the ITT Salaried Retiree Health Plan identified as Item 13 on Schedule 5(a)(i) will provide that for purposes of determining eligibility for post-retirement medical benefits under the ITT Salaried Retiree Health Plan with respect to an eligible salaried Preexisting ITT Employee who on the Distribution Date, becomes a Water Employee or remains an ITT Employee, such Water Employee or ITT Employee shall be credited with the same eligibility service he or she is credited with under the ITT Salaried Retirement Plan as described in Section 3(b)(vii) herein.
          (vi) Severance. Effective as of the Distribution Date, each of ITT, Water and Defense shall provide severance plans for all Preexisting ITT Employees which are substantially equivalent to those ITT severance plans covering such employees immediately prior to the

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Distribution Date identified as Items 15-19 of Schedule 5(a)(i), with no restriction as to modification by each of ITT, Water and Defense.
          (vii) Long-Term Disability Insurance. Effective as of the Distribution Date, Water and Defense shall each adopt long-term disability plans, identical in all material respects to the ITT Long-Term Disability Plan and the ITT Corporation Excess Long-Term Disability Plan identified as Items 23 and 24 of Schedule 5(a)(i), each as in effect on the Distribution Date, covering eligible Water Employees and Defense Employees, respectively.
          (viii) Liabilities. ITT shall transfer all liability to Defense with respect to, and all Code Section 501(c)(9) assets attributable to, retiree life insurance and medical benefits under the ITT employee welfare benefit plans, except that (x) ITT shall transfer to Water the liability of ITT with respect to, and any assets attributable to, certain Preexisting ITT Employees identified on Schedule 1(a)(i) whose employment is transferred to Water in connection with the Distribution, and Water does hereby assume such liability, and (y) ITT shall transfer to Defense the liability with respect to, and assets attributable to, certain Preexisting ITT Employees identified on Schedule 1(a)(ii) whose employment is transferred to Defense in connection with the Distribution, and Defense does hereby assume such liability.
          (ix) Change in Control. If there is a Change in Control of ITT, Water or Defense during the five-year period following the Distribution Date, then the company in which such Change in Control occurred shall not, during the balance of such five-year period, reduce or eliminate health benefits in effect immediately prior to such Change in Control provided to former employees who retired from ITT or any of its Affiliates on or prior to the Distribution Date (or as set forth in the next succeeding sentence), or increase associated retiree contributions, unless the other companies consent in writing to such a reduction, elimination or cost increase; provided, however, that the company in which the Change in Control occurred may, in its sole discretion, modify such benefits in accordance with the changes contemplated in the assumptions in effect immediately prior to the Change in Control that are used to establish such company’s Accumulated Postretirement Benefit Obligation (as defined in Financial Accounting Standards Board ASC 715). Persons who are receiving severance payments in connection with the Distribution and who are or become eligible to retire on or before the end of such severance period shall be afforded the treatment of this Section 5(b)(ix).
          (x) Indemnity. In the event that any of ITT, Water or Defense is asked to consent to a reduction, elimination or cost increase with respect to retiree health benefits after a Change in Control as described in clause (iii) above, each such company shall determine whether to provide such consent in its sole and absolute discretion. Each of ITT, Water and Defense does hereby agree to indemnify any other company asked by it to provide such consent against any and all liability that might arise with respect to the granting or withholding of such consent.
          (c) Non-US H&W Plans. (i) Continuation of Non-US H&W Plans. Following the Distribution Date, ITT shall continue to sponsor the ITT Non-US H&W Plans as so identified on Schedule 5(a)(ii). Following the Distribution Date, Defense shall continue to sponsor the Defense Non-US H&W Plans as so identified on Schedule 5(a)(ii). Following the Distribution Date, Water shall continue to sponsor the Water Non-US H&W Plans as so identified on Schedule 5(a)(ii). Each of ITT, Defense and Water shall assume all liabilities associated with

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such plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date. Each of ITT, Defense and Water shall retain all accrued benefits associated with such plans that it sponsors following the Distribution Date, whether accrued prior to, on or following the Distribution Date. For any ITT Non-US H&W Plan not identified on Schedule 5(a)(ii), the entity that maintained such ITT Non-US H&W Plan prior to the Distribution Date shall continue to maintain such plan and assume all liabilities associated with such plan following the Distribution Date.
          (ii) Adoption of Non-US H&W Plans. Effective as of the Distribution Date, ITT shall adopt benefits plans for ITT Employees, which shall have terms similar in all material respects to the benefit plans identified on Items 27, 30-35 and 42 of Schedule 5(a)(ii). Effective as of the Distribution Date, Defense shall adopt benefits plans for Defense Employees, which shall have terms similar in all material respects to the benefit plans identified on Items 7, 8, 22 and 23 of Schedule 5(a)(ii). Effective as of the Distribution Date, Water shall adopt benefits plans for Water Employees, which shall have terms similar in all material respects to the benefit plans identified on Items 7-11, 22 and 23 of Schedule 5(a)(ii). Each of ITT, Defense and Water shall assume all liabilities associated with the plans that it sponsors following the Distribution Date, whether incurred prior to, on or following the Distribution Date.
          6. INCENTIVE PLANS. (a) ITT currently maintains certain annual incentive plans and certain long-term performance plans, each as listed on Schedule 6(a) (the “Incentive Plans”), pursuant to which certain Preexisting ITT Employees employed by ITT might become entitled to payments after the Distribution Date with respect to their performance with ITT prior to the Distribution Date.
          (b) Effective as of the Distribution Date, ITT shall be and remain liable for all payments accrued prior to the Distribution Date for ITT Employees under the Incentive Plans, including any such payments to be made following the Distribution Date. Effective as of the Distribution Date, Water shall be and remain liable for all payments accrued prior to the Distribution Date for Water Employees under the Incentive Plans, including any such payments to be made following the Distribution Date. Effective as of the Distribution Date, Defense shall be and remain liable for all payments accrued prior to the Distribution Date for Defense Employees under the Incentive Plans, including any such payments to be made following the Distribution Date. ITT, Water and Defense shall cause any such payments under the Incentive Plans to be recognized as compensation without regard to the source of such payments.
          As soon as practicable following the Distribution Date, ITT shall transfer any amounts accrued under the Incentive Plans for (i) Water Employees to Water and (ii) Defense Employees to Defense.
          (c) All multi-year cash performance awards under the Incentive Plans (the “TSR Awards”) shall be terminated effective as of the Distribution Date. ITT shall determine the amount to be paid in cash, if any, to each eligible Preexisting ITT Employee under outstanding TSR Awards as described in this Section 6(c). The amount to be paid under the TSR Awards shall be paid in cash on the normal payment schedule of the original TSR Award. ITT shall be liable for and make any such payments to ITT Employees, including any such payments to be made following the Distribution Date. Water shall be liable for and make any such

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payments to Water Employees, including any such payments to be made following the Distribution Date. Defense shall be liable for and make any such payments to Defense Employees, including any such payments to be made following the Distribution Date.
          For the TSR Awards granted in 2009, ITT shall pay such award in cash to the extent payment is earned according to the original vesting and payment schedule to each eligible Preexisting ITT Employee based on (i) actual performance for the pro rata percentage of the performance period completed on the Distribution Date and (ii) target value for the remaining uncompleted performance period following the Distribution Date.
          For the TSR Awards granted in 2010, (i) ITT shall pay such award in cash to the extent payment is earned to each eligible Preexisting ITT Employee based on actual performance for the pro rata percentage of the performance period completed on the Distribution Date, which shall be paid according to the original vesting and payment schedule, and (ii) following the Distribution Date, ITT, Water or Defense shall award to such Preexisting ITT Employee (thereafter, an ITT Employee, a Water Employee or Defense Employee, as applicable) a restricted stock unit (“RSU”) for the remaining target value, which RSU shall vest on December 31, 2012 and shall be settled in ITT shares, Water shares or Defense shares, as applicable.
          For the TSR Awards granted in 2011, (i) ITT shall pay such award in cash to the extent payment is earned to each eligible Preexisting ITT Employee based on actual performance for the pro rata percentage of the performance period completed on the Distribution Date, which shall be paid according to the original vesting and payment schedule, and (ii) following the Distribution Date, ITT, Water or Defense will award to such Preexisting ITT Employee (thereafter, an ITT Employee, a Water Employee or Defense Employee, as applicable) an RSU for the remaining target value, which RSU shall vest on December 31, 2013 and shall be settled in ITT shares, Water shares or Defense shares, as applicable.
          (d) Effective as of the Distribution Date, ITT shall accrue, be and remain liable for all payments for ITT Employees under the ITT Corporation Retention Program as identified on Item 4 of Schedule 6(a). Effective as of the Distribution Date, Water shall accrue, be and remain liable for all payments for Water Employees under the ITT Corporation Retention Program as identified on Item 4 of Schedule 6(a). Effective as of the Distribution Date, Defense shall accrue, be and remain liable for all payments for Defense Employees under the ITT Corporation Retention Program as identified on Item 4 of Schedule 6(a).
          7. STOCK OPTIONS AND OTHER AWARDS. (a) Effective as of the Distribution Date, outstanding stock options (whether vested or unvested), stock appreciation rights, RSUs and restricted stock awards (together, “ITT stock awards”) under the ITT stock plans listed on Schedule 7(a), as each plan may have been amended from time to time (the “ITT Stock Plans”), shall be treated as follows:
          (i) ITT Employees; Retirees. ITT stock awards held by ITT Employees and ITT Retirees shall be adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans, such that they retain ITT stock awards (but not stock awards payable in Water or Defense shares) following the Distribution Date.

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          (ii) Water Employees. Water Employees holding ITT stock awards shall receive substitute stock awards in respect of Water Common Stock pursuant to the terms of a stock plan to be adopted by Water as of the Distribution Date (the “Water Stock Plan”), which are deemed adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans and as described in Section 7(a)(i).
          (iii) Defense Employees. Defense Employees holding ITT stock awards shall receive substitute stock awards in respect of Defense Common Stock pursuant to the terms of a stock plan, to be adopted by Defense as of the Distribution Date (the “Defense Stock Plan”), which are deemed adjusted to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans and as described in Section 7(a)(i).
          (iv) ITT Non-Employee Directors. The Compensation and Personnel Committee of the Board of Directors of ITT has approved the adjustment of any ITT stock awards held by such non-employee directors that have not been exercised as of the Distribution Date to reflect the Distribution, as provided pursuant to the terms of the ITT Stock Plans following the conversion formula used for common shareholders of ITT stock. Such ITT stock awards held by a non-employee director will be adjusted on an “as distributed basis” such that each ITT stock award will be converted into a like number of ITT stock awards based on shares of each of ITT, Water and Defense following the Distribution Date. Generally, vesting and exercisability terms will remain the same, although certain adjustments may be made as the Board of Directors of ITT or the applicable committee thereof shall approve.
          (v) Other Provisions. Effective as of the Distribution Date, Water Employees and Defense Employees shall cease active participation in all ITT Stock Plans; provided, however, that Water Employees and Defense Employees shall receive full credit under any substitute stock awards in respect of Water Common Stock and Defense Common Stock, respectively, for their service to ITT Group prior to the Distribution. To the extent that any Preexisting ITT Employee continues to be entitled to future ITT awards following the Distribution Date, such grants may be made in forms that are acceptable to ITT, Water or Defense, as such entity deem adequate.
          (b) Manner of Substitution. (i) With respect to each cancelled ITT stock award, the number and exercise price of substitute stock awards granted under the Water Stock Plan or the Defense Stock Plan with respect thereto, and the other terms and conditions of the substitute stock awards, shall be equitably determined to preserve the economic value of the cancelled ITT stock award.
          (ii) Each holder of ITT Common Stock on the Distribution Record Date (or such holder’s designated transferee or transferees) shall be entitled to receive in the Water Distribution a substitute stock award representing [•] [of a] share[s] of Water Common Stock granted under the Water Stock Plan for every stock award representing one (1) share of ITT Common Stock granted under the ITT Stock Plan held by such holder. No action by any such holder shall be necessary for such holder to receive the applicable substitute stock award representing shares of Water Common Stock such holder is entitled in the Water Distribution.

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          (iii) Each holder of ITT Common Stock on the Distribution Record Date (or such holder’s designated transferee or transferees) shall be entitled to receive in the Defense Distribution a substitute stock award representing [•] [of a] share[s] of Defense Common Stock granted under the Defense Stock Plan for every stock award representing one (1) share of ITT Common Stock granted under the ITT Stock Plan held by such holder. No action by any such holder shall be necessary for such holder to receive the applicable substitute stock award representing shares of Defense Common Stock such holder is entitled in the Defense Distribution.
          (c) Fractional Shares(d) . ITT holders of stock awards under ITT incentive plans on the Distribution Record Date, which would entitle such holders to receive a substitute stock award representing less than one whole share of Water Common Stock or Defense Common Stock, as the case may be, in the applicable Distribution, shall receive (x) if such holders are entitled to receive a substitute stock award representing less than one-half of a whole share of Water Common Stock or Defense Common Stock, as the case may be, such number shall be rounded down to the next whole share of Water Common Stock or Defense Common Stock, or (y) if such holders are entitled to receive a substitute stock award representing at least one-half of a whole share of Water Common Stock or Defense Common Stock, as the case may be, such number shall be rounded up to the next whole share of Water Common Stock or Defense Common Stock, as the case may be. Fractional shares of Water Common Stock or Defense Common Stock shall not be distributed in the Distribution nor credited to book-entry accounts, provided however that fractional shares of ITT, Water or Defense held for the benefit of employees in book-entry accounts with the Company’s external administrator may be credited to such accounts. The Distribution Agent shall, as soon as practicable after the Distribution Date distribute to each such holder, or for the benefit of each such beneficial owner, such holder or owner’s ratable share of such stock awards, based upon the average gross selling price per share of Water Common Stock or Defense Common Stock, as the case may be, after making appropriate deductions for any amount required to be withheld for United States federal income tax purposes. Notwithstanding the foregoing, in the event of any adjustment, stock split, reverse stock split or other adjustment or change to the capitalization of shares of ITT, Water or Defense that occurs at or following the Distribution, ITT, Water or Defense, as applicable, shall provide for an adjustment of the applicable stock awards then held to reflect such adjustment, stock split, reverse stock split or other adjustment or change to the capitalization of shares prior to the subsequent distribution and the terms of the applicable equity incentive plans will continue to apply to the applicable stock awards.
          8. COLI. (a) Effective as of the Distribution Date, the COLI policies underwritten by Northwestern Mutual Life Insurance Company and New York Life covering certain Preexisting ITT Employees who are eligible for participation in the ITT Deferred Compensation Plan shall be allocated among the three companies in accordance with Schedule 8(a).
          (b) Effective as of the Distribution Date, COLI policies underwritten by Penn Insurance and Annuity Company as set forth in Schedule 8(b) purchased in connection with supplemental executive life benefits known as “Options C and D” will remain with ITT.

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          9. DIRECTOR PLANS. (a) Treatment of Current Director Plans. (i) Effective as of the Distribution Date, ITT shall continue the director plans identified on Schedule 9(a) (the “ITT Director Plans”). With respect to any non-employee director of ITT immediately following the Distribution who is not also a director of Water or Defense at such time and who has an accrued benefit under the suspended ITT Directors Retirement Plan, ITT shall provide such accrued benefit in accordance with the terms of such plan, but only to the extent such accrued benefit is not duplicated under a plan maintained by Water or Defense.
          (ii) Effective as of the Distribution Date, Defense shall adopt benefits plans for non-employee directors of Defense, which shall have terms similar in all material respects to the ITT Director Plans set forth on Schedule 9(a) (the “Defense Director Plans”), and Water shall adopt benefits plans for non-employee directors of Defense, which shall have terms similar in all material respects to the ITT Director Plans set forth on Schedule 9(a) (the “Water Director Plans”).
          (iii) As soon as practicable on or after the Distribution Date, ITT shall cause the transfer of the accounts of all non-employee directors of Defense from the ITT Directors Plans to the Defense Director Plans. As soon as practicable on or after the Distribution Date, ITT shall cause the transfer of the accounts of all non-employee directors of Water from the ITT Directors Plans to the Water Director Plans. Such assets will be transferred in kind to the maximum extent practicable.
          (b) Adoption of Water Director Plans. Effective as of the Distribution Date, Water shall adopt plans and programs for non-employee directors that are identical in all material respects to the ITT Director Plans. With respect to any non-employee director of Water immediately following the Distribution who has an accrued benefit under any ITT Director Plan, Water shall provide such accrued benefit in accordance with the terms of such plan, but only to the extent such accrued benefit is not duplicated under a plan maintained by ITT or Defense.
          (c) Adoption of Defense Director Plans. Effective as of the Distribution Date, Defense shall adopt plans and programs for non-employee directors that are identical in all material respects to the ITT Director Plans(d) . With respect to any non-employee director of Defense immediately following the Distribution who has an accrued benefit under any suspended ITT Director Plan, Defense shall provide such accrued benefit in accordance with the terms of such plan, but only to the extent such accrued benefit is not duplicated under a plan maintained by ITT or Water.
          10. COLLECTIVE BARGAINING AGREEMENTS. (a) ITT Collective Bargaining Agreements. ITT shall retain all collective bargaining agreements and associated liabilities so identified on Schedule 10(a) and for each such collective bargaining agreement in effect as of the Distribution Date. For each such collective bargaining agreement in effect as of the Distribution Date, ITT shall continue to recognize the union which is a party to such collective bargaining agreement as the exclusive collective bargaining representative for the ITT Employees covered under the terms of each such collective bargaining agreement.
          (b) Water Collective Bargaining Agreements. Water shall expressly assume all collective bargaining agreements and associated liabilities so identified on Schedule 10(a)

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effective as of the Distribution Date. For each such collective bargaining agreement in effect as of the Distribution Date, Water agrees to recognize the union which is a party to each such collective bargaining agreement as the exclusive collective bargaining representative for the Water Employees covered under the terms of each such collective bargaining agreement.
          (c) Defense Collective Bargaining Agreements. Defense shall expressly assume all collective bargaining agreements and associated liabilities so identified on Schedule 10(a) effective as of the Distribution Date. For each such collective bargaining agreement in effect as of the Distribution Date, Defense agrees to recognize the union which is a party to each such collective bargaining agreement as the exclusive collective bargaining representative for the Defense Employees covered under the terms of each such collective bargaining agreement.
          (d) EU Directive. Notwithstanding anything to the contrary in this Section 10, in countries in which the European Union Acquired Rights Directive applies, collective bargaining agreements and any other agreements with employee representatives will continue to apply after the Distribution Date to the extent and in the manner provided for by local law.
          11. TRANSITION SERVICES. Each of ITT, Water and Defense shall provide such transition services as required by the Transition Services Agreement.
          12. ALLOCATION OF BALANCE SHEET ACCOUNTS. Effective as of the Distribution Date, certain balance sheet accounts attributable to employee benefit plans for which responsibility is being transferred from ITT to Water and/or Defense shall be allocated to the balance sheets of Water or Defense, as appropriate, on the following basis:
          (a) All accruals on the balance sheets of Water (including accruals on the balance sheet of Water) and Defense (including accruals on the balance sheet of Defense) which relate to benefit plans sponsored by the respective companies shall be unaffected by the provisions of this Section 12.
          (b) With regard to the liabilities recorded by ITT with respect to the ITT Excess Savings Plan that will, in accordance with Section 4(c)(iii), be assumed by Water and Defense, respectively, ITT shall allocate to the respective new employing entity an amount equal to the sum of the plan balances for such affected employees.
          (c) For each category of balance sheet account enumerated in this Section 12, there has been recorded a corresponding deferred tax debit or credit, as the case may be, which shall also be allocated to the respective companies based on the amount allocated for the stated reason above.

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          (d) To the extent that a balance sheet account requiring allocation among the companies exists that is not specifically included in this Section 12, ITT shall make the allocation on a reasonable basis, subject to the agreement of the party in whose favor the allocation is being made.
          13. ACCESS TO INFORMATION AND DATA EXCHANGE. (a) Provision of Corporate Records. (i) Consistent with Section 6.3 of the Distribution Agreement, upon the prior written request by Water or Defense for specific and identified agreements, documents, books, records or files including, without limitation, computer files, microfiche, tape recordings and photographs (collectively, “Records”), relating to or affecting Water or Defense, as applicable, ITT shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a reasonable need for such originals) in the possession of ITT or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party; provided, however, that as soon as practicable following the Distribution Date, ITT shall provide copies of all necessary employee documentation for the Water Employees listed on Schedule 1(a)(i) to Water and shall provide copies of all necessary employee documentation for the Water Employees listed on Schedule 1(a)(ii) to Defense.
          (ii) After the Distribution Date, upon the prior written request by ITT or Defense for specific and identified Records relating to or affecting ITT or Defense, as applicable, Water shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a need for such originals) in the possession of Water or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.
          (iii) After the Distribution Date, upon the prior written request by ITT or Water for specific and identified Records relating to or affecting ITT or Water, as applicable, Defense shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a need for such originals) in the possession of Defense or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.
          (b) Access to Information. (i) From and after the Distribution Date and consistent with Section 6.3 of the Distribution Agreement, each of ITT, Water and Defense shall afford to the other and its authorized accountants, counsel and other designated representatives reasonable access during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, books and Records of such party and its Subsidiaries insofar as such access is reasonably required by the other party.
          (ii) Without limiting the generality of the foregoing clause (i), except as otherwise provided by law, each party hereto shall furnish, or shall cause to be furnished to the other parties, a list of all benefit plan participants and employee data or information in its possession which is necessary for such other parties to maintain and implement any benefit plan or arrangement covered by this Agreement, or to comply with

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the provisions of this Agreement, and which is not otherwise readily available to such other party.
          (c) Reimbursement; Other Matters. (i) Except to the extent otherwise specifically identified by the Distribution Agreement or any Ancillary Agreement, a party providing Records or access to information to the other party under this Section 13 shall be entitled to receive from the recipient, upon the presentation of invoices therefore, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such Records or access to information.
          (ii) The parties hereto shall comply with those document retention policies, cost sharing arrangements, expense reimbursement procedures and request procedures as shall be established and agreed to in writing by their respective authorized officers on or prior to the Distribution Date in respect of Records and related matters.
          (d) Confidentiality. Each of (i) ITT and its Subsidiaries, (ii) Water and its Subsidiaries and (iii) Defense and its Subsidiaries shall not use or permit the use of (without the prior written consent of the other) and shall hold, and shall cause its consultants and advisors to hold, in strict confidence, all information concerning the other parties in its possession, its custody or under its control (except to the extent that (A) such information has been in the public domain through no fault of such party or (B) such information has been later lawfully acquired from other sources by such party or (C) the Distribution Agreement, this Agreement or any other Ancillary Agreement or any other agreement entered into pursuant hereto permits the use or disclosure of such information or (D) as may be required under the USA Patriot Act) to the extent such information (x) relates to the period up to the Effective Time, (y) relates to the Distribution Agreement or any Ancillary Agreement or (z) is obtained in the course of performing services for the other party pursuant to the Distribution Agreement or any Ancillary Agreement, and each party shall not (without the prior written consent of the other) otherwise release or disclose such information to any other person, except such party’s auditors and attorneys, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by law and such party has used commercially reasonable efforts to consult with the other affected party or parties prior to such disclosure. To the extent that a party hereto is compelled by judicial or administrative process to disclose such information under circumstances in which any evidentiary privilege would be available, such party agrees to assert such privilege in good faith prior to making such disclosure. Each of the parties hereto agrees to consult with each relevant other party in connection with any such judicial or administrative process, including, without limitation, in determining whether any privilege is available, and further agrees to allow each such relevant party and its counsel to participate in any hearing or other proceeding (including, without limitation, any appeal of an initial order to disclose) in respect of such disclosure and assertion of privilege. Notwithstanding anything to the contrary contained herein, each party shall be entitled to use information disclosed pursuant to this Agreement to the extent reasonably necessary for the administration of its employee benefit plans in accordance with applicable law.
          14. NOTICES; COOPERATION. Notwithstanding anything in this Agreement to the contrary, all actions contemplated herein with respect to benefit plans which are to be consummated pursuant to this Agreement shall be subject to such notices to, and/or

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approvals by, the Internal Revenue Service (or other governmental agency or entity) as are required or deemed appropriate by such benefit plan’s sponsor. Each of ITT, Water and Defense agrees to use its commercially reasonable efforts to cause all such notices and/or approvals to be filed or obtained, as the case may be, in a timely fashion. Each party hereto shall reasonably cooperate with the other parties with respect to any government filings, employee notices or any other actions reasonably necessary to maintain and implement the employee benefit arrangements covered by this Agreement.
          15. FURTHER ASSURANCES. From time to time, as and when reasonably requested by any other party hereto, each party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to effect the purposes of this Agreement and the transactions contemplated hereunder.
          16. INDEMNIFICATION. (a) Indemnification by ITT. Except as otherwise specifically set forth in this Agreement or in Article VII of the Distribution Agreement, ITT shall indemnify, defend and hold harmless the Water Indemnitees and the Defense Indemnitees from and against any and all Indemnifiable Losses of the Water Indemnitees and the Defense Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any employee benefit plan, policy, program or arrangement established or adopted by ITT effective on or after the Distribution Date, (ii) any and all liabilities relating primarily to, arising primarily out of or resulting primarily from the operation or conduct of any ITT Plan or any individual identified as an ITT Employee, (iii) any liability assumed or retained by ITT pursuant to the terms and conditions set forth on Schedule 16(a) of this Agreement or (iv) the breach by ITT of any provision of this Agreement.
          (b) Indemnification by Water. Except as otherwise specifically set forth in this Agreement or in Article VII of the Distribution Agreement, Water shall indemnify, defend and hold harmless the ITT Indemnitees and the Defense Indemnitees from and against any and all Indemnifiable Losses of the ITT Indemnitees and the Defense Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any employee benefit plan, policy, program or arrangement established or adopted by Water effective on or after the Distribution Date, (ii) any and all liabilities relating primarily to, arising primarily out of or resulting primarily from the operation or conduct of any Water Plan or any individual identified as a Water Employee, (iii) any liability assumed or retained by Water pursuant to the terms and conditions set forth on Schedule 16(b) of this Agreement or (iv) the breach by Water of any provision of this Agreement.
          (c) Indemnification by Defense. Except as otherwise specifically set forth in this Agreement or in Article VII of the Distribution Agreement, Defense shall indemnify, defend and hold harmless the ITT Indemnitees and the Water Indemnitees from and against any and all Indemnifiable Losses of the ITT Indemnitees and the Water Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any employee benefit plan, policy, program or arrangement established or adopted by Defense effective on or after the Distribution Date, (ii) any and all liabilities relating primarily to, arising primarily out of or resulting primarily from the operation or conduct of any Defense Plan or any individual identified as a Defense Employee, (iii) any liability assumed or retained by Defense pursuant to the terms and

23

conditions set forth on Schedule 16(c) of this Agreement or (iv) the breach by Defense of any provision of this Agreement.
          (d) Limitations on Indemnification Obligations. (i) The amount that any party (an “Indemnifying Party”) is or may be required to pay to any other person (an “Indemnitee”) pursuant to paragraphs (a), (b) or (c) of this Section 16, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee in respect of the related Indemnifiable Loss. If an Indemnitee shall have received the payment required by this Agreement from an Indemnifying Party in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss.
          (ii) An Indemnifying Party shall not be required to indemnify or pay an Indemnitee pursuant to paragraphs (a), (b) or (c) of this Section 16, as applicable, for any Indemnifiable Losses relating to or associated with any employee benefit plan, policy, program or arrangement of the Indemnifying Party arising out of, by reason of or otherwise in connection with any act or failure to act on the part of such Indemnitee (including for this purpose any subsidiaries, businesses or operations which become associated with the Indemnitee by virtue of or in connection with the Distribution) with respect to or in connection with such employee benefit plan, policy, program or arrangement, including, without limitation, any such act or failure to act in connection with the administration by the Indemnitee of such employee benefit plan, policy, program or arrangement.
          (e) Survival of Indemnities. The obligations of ITT, Water and Defense under this Section 16 shall survive the sale or other transfer by any of them of any assets or businesses or the assignment by any of them of any Liabilities, with respect to any Indemnifiable Loss of the other related to such assets, businesses or Liabilities.
          17. DISPUTE RESOLUTION. In the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution, the relevant parties shall adhere to the dispute resolution procedures as described in the Distribution Agreement.
          18. MISCELLANEOUS. (a) Complete Agreement; Construction. This Agreement, including the Schedules and the Distribution Agreement, shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution

24

Agreement, this Agreement shall control unless specifically stated otherwise in the Distribution Agreement.
          (b) Ancillary Agreements. Except as expressly set forth herein, this Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.
          (c) Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.
          (d) Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Effective Time and remain in full force and effect in accordance with their applicable terms.
          (e) Expenses. Except as specifically listed on Schedule 18(e), all out-of-pocket fees and expenses incurred, or to be incurred and directly related to the transactions contemplated hereby shall be paid as described in the Distribution Agreement.
          (f) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be made as described in the Distribution Agreement.
          (g) Waivers. Any consent required or permitted to be given by any party to the other parties under this Agreement shall be in writing and signed by the party giving such consent and shall be effective only against such party.
          (h) Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other parties, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other parties to this Agreement.
          (i) Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted transferees and assigns.
          (j) Termination and Amendment. This Agreement may be terminated, amended, modified or amended and the Distribution may be modified or abandoned at any time prior to the Effective Time by and in the sole discretion of ITT without the approval of Water, Defense or the shareholders of ITT. In the event of such termination, no party shall have any liability of any kind to any other party or any other person. After the Effective Time, this Agreement may not be terminated, modified or amended except by an agreement in writing signed by ITT, Water and Defense.

25

          (k) Payment Terms. Except as expressly provided to the contrary in this Agreement, any amount to be paid or reimbursed by any party, on the one hand, to any other party or parties, on the other hand, under this Agreement shall be paid or reimbursed hereunder within sixty (60) days after presentation of an invoice or a written demand therefor and setting forth, or accompanied by, reasonable documentation or other reasonable explanation supporting such amount. Except as expressly provided to the contrary in this Agreement, any amount not paid when due pursuant to this Agreement (and any amount billed or otherwise invoiced or demanded and properly payable that is not paid within sixty (60) days of such bill, invoice or other demand) shall bear interest at a rate per annum equal to LIBOR, from time to time in effect, calculated for the actual number of days elapsed, accrued from the date on which such payment was due up to the date of the actual receipt of payment.
          (l) No Circumvention. The parties agree not to directly or indirectly take any actions, act in concert with any person who takes an action, or cause (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement.
          (m) Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that becomes a Subsidiary of such party at the Effective Time, to the extent such Subsidiary remains a Subsidiary of the applicable party.
          (n) Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.
          (o) Title and Headings. Titles and headings to Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
          (p) Schedules. The Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein. Nothing in the Schedules constitutes an admission of any liability or obligation of ITT, Water or Defense or any of their respective Affiliates to any third party, nor, with respect to any third party, an admission against the interests of ITT, Water or Defense or any of their respective Affiliates. The inclusion of any item or liability or category of item or liability on any Schedule is made solely for purposes of allocating potential liabilities among the parties and shall not be deemed as or construed to be an admission that any such liability exists.
          (q) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws, but not the Laws governing conflicts of Laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), of the State of New York; provided that the Indiana Business Corporation Law, including the provisions thereof governing

26

the fiduciary duties of directors of a Indiana corporation, shall govern, as applicable, the internal affairs of ITT, Defense and Water, as the case may be.
          (r) Consent to Jurisdiction. Subject to the provisions of Article XVI hereof, each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, or (b) the United States District Court for the Southern District of New York (the “New York Courts”), for the purposes of any suit, action or other proceeding to compel arbitration or for provisional relief in aid of arbitration in accordance with Article IX of the Distribution Agreement or to prevent irreparable harm, and to the non-exclusive jurisdiction of the New York Courts for the enforcement of any award issued thereunder. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the New York Courts with respect to any matters to which it has submitted to jurisdiction in this Section 18(r). Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the New York Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          (s) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18(S).
          (t) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          (u) Force Majeure. No party (or any person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (a) notify the other applicable parties of the

27

nature and extent of any such Force Majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible.
          (v) Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
          (w) No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.
          (x) No Waiver. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
          (y) No Admission of Liability. The allocation of assets and liabilities herein (including on the Schedules hereto) is solely for the purpose of allocating such assets and liabilities among ITT, Water and Defense and is not intended as an admission of liability or responsibility for any alleged liabilities vis a vis any third party, including with respect to the Liabilities of any non-wholly owned subsidiary of ITT, Water or Defense.
          (z) Definitions. Capitalized terms used herein shall have the respective meanings specified in the Appendix attached hereto unless otherwise herein defined or the context hereof shall otherwise require.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties have duly executed and entered into this Agreement, as of the date first above written.

ITT Corporation

By:

Name:

Title:

Xylem Inc.

By:

Name:

Title:

Exelis Inc.

By:

Name:

Title:

[Signature Page]

1

          19. DEFINITIONS.
          As used in the Agreement, the following terms have the following meanings:
          “1995 Employee Matters Agreement” means the Employee Benefit Services and Liability Agreement dated as of November 1, 1995, among ITT Corporation, a Delaware corporation, ITT Destinations, Inc., a Nevada corporation, and ITT Hartford Group, Inc., a Delaware corporation.
          “Affiliate” has the meaning set forth in the Distribution Agreement.
          “Ancillary Agreements” means all of the written agreements, instruments, understandings, assignments or other written arrangements (other than this Agreement and the Distribution Agreement) entered into in connection with the transactions contemplated hereby, including, without limitation, the Conveyancing and Assumption Instruments, the Transition Services Agreement, the Tax Matters Agreement, the License Agreements, the IP Assignments, the Supply Agreement[s], the Master Lease Agreement and the Master Sublease Agreement.
          “Board” has the meaning set forth in the recitals to this Agreement.
          “British DB Plan” has the meaning set forth in Section 3 of this Agreement.
          “Canadian Salaried DB Plans” has the meaning set forth in Section 3 of this Agreement.
          “Change in Control” means (i) where reference is made to a particular ITT Plan (including, without limitation, the 2003 ITT Equity Incentive Plan), the definition of “Change in Control” or “Acceleration Event” in such ITT Plan and (ii) where no reference is made to a particular ITT Plan, with respect to ITT, Defense or Water (each, a “Company” for the purposes of this definition), the first day that any one or more of the following conditions have been satisfied: (a) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), is the beneficial owner directly or indirectly of twenty percent (20%) or more of the outstanding shares of stock of the Company; (b) any person, other than the Company or a Subsidiary, or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), shall purchase shares pursuant to a tender offer or exchange offer to acquire any of the shares of stock of the Company (or securities convertible into stock of the Company) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the outstanding shares (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire shares); (c) the consummation of (i) any consolidation, business combination or merger involving the Company, other than a consolidation, business combination or merger involving the Company in which holders of shares immediately prior to the consolidation, business combination or merger (x) hold fifty percent (50%) or more of the combined voting power of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such

2

corporation) after the merger and (y) have the same proportionate ownership of common stock of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation), relative to other holders of shares immediately prior to the consolidation, business combination or merger, immediately after the consolidation, business combination or merger as immediately before; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (d) there shall have been a change in a majority of the members of the board of directors of the Company within a 12-month period unless the election or nomination for election by the Company’s shareholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who (x) were directors at the beginning of such 12-month period or (y) whose nomination for election or election as directors was recommended or approved by a majority of the directors who were directors at the beginning of such 12-month period; or (e) any person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), becomes the beneficial owner of twenty percent (20%) or more of the shares.
          “Conveyancing and Assumption Instruments” has the meaning set forth in the Distribution Agreement.
          “Defense” has the meaning set forth in the recitals to this Agreement.
          “Defense Business” has the meaning set forth in the Distribution Agreement.
          “Defense Common Stock” has the meaning set forth in the recitals to this Agreement.
          “Defense Director Plans” has the meaning set forth in Article IX of this Agreement.
          “Defense Employees” means persons who, immediately after the Distribution Date, are employed by Defense, including such persons identified on Schedule 1(a)(ii) and such persons absent from work at Defense by reason of layoff, leave of absence or disability.
          “Defense Indemnitees” has the meaning set forth in the Distribution Agreement.
          “Defense Plans” means such plans, programs and arrangements maintained for the benefit of Defense Employees prior to the Distribution Date.
          “Defense Stock Plan” has the meaning set forth in Article VII of this Agreement.
          “Distribution” has the meaning set forth in the recitals to this Agreement.
          “Distribution Agent” has the meaning set forth in the Distribution Agreement.
          “Distribution Agreement” has the meaning set forth in the recitals to this Agreement.
          “Distribution Date” has the meaning set forth in the Distribution Agreement.

3

          “Distribution Record Date” has the meaning set forth in the Distribution Agreement.
          “Distribution” has the meaning set forth in the recitals to this Agreement.
          “Effective Time” has the meaning set forth in the Distribution Agreement.
          “Eligibility End Date” has the meaning set forth in Article III of this Agreement.
          “Force Majeure” has the meaning set forth in the Distribution Agreement.
          “Incentive Plan” has the meaning set forth in Article VI of this Agreement.
          “Indemnifiable Losses” has the meaning set forth in the Distribution Agreement.
          “Indemnifying Party” has the meaning set forth in Section 16(d) of this Agreement.
          “Indemnitee” has the meaning set forth in Section 16(d) of this Agreement.
          “Insurance Proceeds” has the meaning set forth in the Distribution Agreement.
          “ITT” has the meaning set forth in the recitals to this Agreement.
          “ITT Common Stock” has the meaning set forth in the recitals to this Agreement.
          “ITT Director Plans” has the meaning set forth in Article IX of this Agreement.
          “ITT Employees” means persons who, immediately after the Distribution Date, are employed by ITT, including such persons absent from work at ITT by reason of layoff, leave of absence or disability.
          “ITT Group” means ITT and its affiliates prior to the Distribution.
          “ITT Indemnitees” has the meaning set forth in the Distribution Agreement.
          “ITT Plans” means the ITT Deferred Compensation Plan, the ITT Defined Benefit Plans, the ITT Defined Contribution Plans, the ITT Director Plan, the ITT Excess Pension Plan, the ITT Excess Savings Plan, the ITT Non-Qualified Plans, the ITT Non-US H&W Plans, the ITT Non-US Pension Plans, the ITT Non-US Unfunded Plans, the ITT Long-Term Disability Plan, the ITT Stock Plans and any other plan, program or arrangement maintained for the benefit of ITT Employees prior to the Distribution Date.
          “ITT Retained Business” has the meaning set forth in the Distribution Agreement.
          “ITT Retiree” means any retired employee of ITT or any of its predecessors.
          “ITT stock awards” has the meaning set forth in Section 7 of this Agreement.

4

          “ITT Stock Plans” has the meaning set forth in Section 7 of this Agreement.
          “Laws” has the meaning set forth in the Distribution Agreement.
          “Liabilities” has the meaning set forth in the Distribution Agreement.
          “Master Trust” means the trust established by ITT and maintained by Northern Trust as the trustee to hold the assets of all US Qualified DB Plans.
          “New ITT Trust” has the meaning set forth in Section 3 of this Agreement.
          “New Water Trust” has the meaning set forth in Section 3 of this Agreement.
          “New York Courts” has the meaning set forth in Article XVIII of this Agreement.
          “Non-US DB Plans” has the meaning set forth in Article III of this Agreement.
          “Non-US DC Plans” has the meaning set forth in Article IV of this Agreement.
          “Non-US H&W Plans” has the meaning set forth in Article V of this Agreement.
          “party” means ITT, Water and Defense.
          “person” means any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.
          “Plan Actuary” means the plan actuary for each Non-US DB Plan, Non-US DC Plan or Non-US H&W Plan prior to the Distribution Date or the third-party individual who determined the liability under such plan prior to, on or after the Distribution Date.
          “Preexisting ITT Employees” means persons actively employed by the ITT Group immediately prior to the Distribution; and persons who are absent from work to the ITT Group immediately prior to the Distribution by reason of layoff, leave of absence or disability.
          “Records” has the meaning set forth in Article 13 of this Agreement.
          “RSUs” has the meaning set forth in Article VII of this Agreement.
          “Schedule” or “Schedules” means the Schedules Relating to Benefits and Compensation Matters Agreement, dated as of [____], 2011, among ITT Corporation, Exelis Inc. and Xylem Inc., as they may be amended from time to time.
          “Subsidiary” has the meaning set forth in the Distribution Agreement.
          “Tax Matters Agreement” has the meaning set forth in the Distribution Agreement.
          “Tax” has the meaning set forth in the Tax Matters Agreement.
          “Transition Services Agreement” has the meaning set forth in the Distribution Agreement.

5

          “TSR Awards” has the meaning set forth in Article VI of this Agreement.
          “USA Patriot Act” means the Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001, and any amendments thereto.
          “US H&W Plans” has the meaning set forth in Article V of this Agreement.
          “US Non-Qualified DB Plans” has the meaning set forth in Article III of this Agreement.
          “US Non-Qualified DC Plans” has the meaning set forth in Article IV of this Agreement.
          “US Qualified DB Plans” has the meaning set forth in Article III of this Agreement.
          “US Qualified DC Plans” has the meaning set forth in Article IV of this Agreement.
          “Water” has the meaning set forth in the recitals to this Agreement.
          “Water Business” has the meaning set forth in the Distribution Agreement.
          “Water Common Stock” has the meaning set forth in the recitals to this Agreement.
          “Water Director Plan” has the meaning set forth in Article IX of this Agreement.
          “Water Employees” means persons who, immediately after the Distribution Date, are employed by Water, including such persons identified on Schedule 1(a)(i) and such persons absent from work at Water by reason of layoff, leave of absence or disability.
          “Water Indemnitees” has the meaning set forth in the Distribution Agreement.
          “Water Plans” means such plans, programs and arrangements maintained for the benefit of Water Employees prior to the Distribution Date.

SCHEDULES RELATING TO
BENEFITS AND COMPENSATION MATTERS AGREEMENT
DATED AS OF [          ], 2011,
AMONG
ITT CORPORATION,
XYLEM INC.
AND
EXELIS INC.

i

Schedule 1(a)(i): ITT Employees to Water
Individuals listed on Schedule 1(a)(i) are listed as of 9/22/11, which will be adjusted to the date coincident with, or the end of the month following, the Distribution Date.
1.	Individuals employed by the following legal entities:

CURRENT OFFICIAL LEGAL ENTITY			CURRENT		CYCLE	PAYROLL	NEWCO LEGAL		NEW
NAME	CURRENT FEIN	EMPLOYER NAME	INFINIUM	VC	CODE	NAME	ENTITY	NEWCO FEIN	INFINIUM	COUNTRY
COMMON PARENT CORPORATION. ITT CORPORATION	13-5158950	ITT FLUID TECHNOLOGY	800	FC	FLOBW	FLOJET Bl WEEKLY	Flow Control LLC	45-2115170	891	US
COMMON PARENT CORPORATION. ITT CORPORATION	13-5158950	ITT FLUID TECHNOLOGY	800	RCW	BGSAL	BELL & GOSSETT	Fluid Handling, LLC	45-2237289	894	US
COMMON PARENT CORPORATION. ITT CORPORATION	13-5158950	ITT FLUID TECHNOLOGY	800	RCW	BGUN	BELL & GOSSETT	Fluid Handling, LLC	45-2237289	894	US
COMMON PARENT CORPORATION. ITT CORPORATION	13-5158950	ITT FLUID TECHNOLOGY	800	RCW	HTSAL	HEAT TRANSFER	Fluid Handling, LLC	45-2237289	893	US
COMMON PARENT CORPORATION. ITT CORPORATION	13-5158950	ITT FLUID TECHNOLOGY	800	RCW	HTUN	HEAT TRANSFER	Fluid Handling, LLC	45-2237289	893	US
COMMON PARENT CORPORATION. ITT CORPORATION	13-5158950	ITT FLUID TECHNOLOGY	800	RCW	RCSAL	R&CW HQ	Fluid Handling, LLC	45-2237289	890	US
ITT WATER & WASTEWATER USA, INC. [FORMERL WEDECO,	23-2914590	ADVANCED WATER TREATMENT	870	RCW	WPC	WATER POLUTION	Water Co US, Inc.	45-2080074	870	US
ITT WATER & WASTEWATER USA,INC. [FORMERLY WEDECO,	23-2914590	ITT FLYGT CORPORATION	850	WWW	CPSAL	CUSTOM PUMPS	Water Co US, Inc.	45-2080074	850	US
ITT WATER & WASTEWATER USA,INC. [FORMERLY WEDECO,	23-2914590	ITT FLYGT CORPORATION	850	WWW	FLSAL	FLYGT SALARY	Water Co US, Inc.	45-2080074	850	US
ITT WATER & WASTEWATER USA, INC. [FORMERLY WEDECD,	23-2914590	WEDECO INC	874	WWW	WEDBW	WEDECO BW	Water Co US, Inc.	45-2080074	874	US
RULE INDUSTRIES, INC.	04-2334630	ITT FLOW CQNTROL, AMERICAS/RULE	860	FC	RUSAL	RULE SALARY	Flow Control LLC	45-2115170	860	US
ITT WATER TECHNOLOGY (IX), LP/LLC	75-2623429	ITT GOULDS PUMPS TEXAS	830	RCW	H9WSA	IX TURBINE &	Texas Turbine, LLC	45-2116251	830	US
		Goulds Pumps Canada (IPG)							CGO	CANADA
		Ontario Pro Services Center							CON	CANADA
2.	Individuals associated with the following entities that will transfer to Water:

Chile	1	RCW
India	120	Water
Mexico (Chihuahu	5	FC
Mexico (Nogales)	80	FC
Singapore	15	RCW
South Korea	3	RCW
Taiwan	1	RCW
Thailand	2	RCW
United Kingdom	15	SS
United Kingdom (Basingstoke)	3	IT
United Kingdom (Wniteley, Letcnwort	168	FC

ITT High Precision Manufactured Products (Wuxi) Co., Ltd	63	FC	ITT Water & Waste (Shenyang) Co., Ltd. Wuxi Branch — Assets will also transfer
ITT (China) Investment. Shanghai Branch	51	Water HQ	ITT (Shanghai) Trading Co., Ltd — Assets will transfer
ITT (China) Investment	3		ITT (Shanghai) Trading Co., Ltd,
ITT (China) Investment	2		ITT (Shanghai) Trading Co., Ltd, Beijing Branch
ITT (China) Investment, Shanghai Branch	2		ITT (Shanghai) Trading Co., Ltd Beijing Branch
ITT (China) Investment, Shanghai Branch	1		ITT (Nanjing) CO., Ltd
ITT (China) Investment	1		ITT (Shanghai) Trading Co., Ltd,

     3. Individual employees identified below:

Employee #	Present Co.# and Location	Going To	New Co. # and Location
100032253	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100090943	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100070959	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100090861	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100033806	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100095289	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100032773	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100027755	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100034890	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100060856	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100076811	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100082833	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100090579	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100090421	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100034861	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100085808	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100032895	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100054108	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100076121	815, Illinois	Xylem	895
100033487	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100058260	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100057587	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100050596	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100085701	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100090216	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100058824	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100050894	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100044201	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100096811	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100099473	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100010904	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100034571	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100090887	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100017953	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100027901	200, Mt. Prospect, Il	Xylem	895
100083909	635, White Plains, M	Xylem	895
100032802	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100061349	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100089893	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100050749	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100033479	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100080678	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100095926	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100032307	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100082956	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100077706	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100072926	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100085536	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100032807	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100084877	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100070950	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100044163	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100033319	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100085534	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100058518	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100017919	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100085838	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100017976	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100026881	815, Mount Prospec	Xylem	895
100017211	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100081474	635, Hanover, MD	Xylem	895
100020136	800 FMC HQ, Morto	Xylem	890
100082953	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100073757	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100033264	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100017893	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100081779	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100070777	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100090960	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100081223	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100085540	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100090244	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100046663	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100085768	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100075167	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100072167	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100091766	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100096348	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100080698	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100081198	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100029712	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100034954	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100085538	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100014403	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100034872	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100072156	632 TDS - PALM COAST, FL	Xylem	895 PALM COAST, FL
100077413	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100079559	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100037211	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100027876	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100057910	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100074220	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100046826	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100020546	815, Illinois	Xylem	895
100016860	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100053716	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100058917	632 TDS - PALM COAST, FL	Xylem	895 PALM COAST, FL
100054508	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100020452	800 FMC HQ, Virtua	Xylem	895
100085687	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100089197	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100070379	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100030429	800, FMC HQ Virtu	Xylem	895
100085551	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100017955	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100081168	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100090904	200, Fort Wayne, IN	Xylem	895
100080144	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100032534	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100029439	800 FMC HQ, Virtu	Xylem	895
100016891	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100006578	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100082109	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100078641	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100078699	635, White Plains, M	Xylem	895
100081931	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100071896	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100085820	815, Seneca Falls, I	Xylem	895
100070960	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100027282	800 FMC HQ, Lanca	Xylem	895
100007027	200, Roanoke, VA	Xylem	895
100073776	815, Apopka, FL	Xylem	895
100067152	800 FMC HQ, Morto	Xylem	890
100033110	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100069106	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100085767	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100082414	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100005291	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100017272	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100059505	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100068789	635, White Plains, M	Xylem	895
100032410	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100077483	370 ES, Nashua	Xylem	895
100085703	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100059342	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100081579	635, Hanover, MD	Xylem	895
100072238	Co. 600, Anaheim, Calif	Xylem	Co. 895 White Plains, New York
100052242	800 FMC HQ, Morto	Xylem	890
100080367	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100054813	632 TDS - PALM COAST, FL	Xylem	895 PALM COAST, FL
100085689	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100079774	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100081346	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100073783	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100029954	800 FMC HQ, Virtu	Xylem	895
100027690	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100028684	800 FMC HQ, Mort	Xylem	890
100085705	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100055147	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100050651	Co. 600, White Plains, N	Xylem	Co. 895 White Plains, New York
100029361	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100017150	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100081170	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100027171	800 FMC HQ, Chee	Xylem	890
100062571	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100017105	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100016942	Co. 600, White Plain, N	Xylem	Co. 895 White Plains, New York
100071725	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York
100025017	632, Virtaul (Florida	Xylem	895
100029219	800 FMC HQ, Morto	Xylem	890
100006659	800 FMC HQ, White	Xylem	895
100058826	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100009185	200 FT WAYNE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100033517	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100058510	815 FRC BAYARD ST FIN RE	Xylem	895 FRC BAYARD ST FIN RESRS CENTR, Seneca Falls, NY
100082211	Co. 800, White Plains, N	Xylem	Co. 895 White Plains, New York

047256-0059-13435-Active.12426169.19

Schedule 1(a)(ii): ITT Employees to Defense
Individuals listed on Schedule 1(a)(ii) are listed as of 9/22/11, which will be adjusted to the date coincident with, or the end of the month following, the Distribution Date.
1. Individuals employed by the following legal entities:

CURRENT OFFICIAL LEGAL ENTITY			CURRENT		CYCLE	PAYROLL			NEW
NAME	CURRENT FEIN	CURRENT EMPLOYER NAME	INFINIUM	VC	CODE	NAME	NEWCO LEGAL ENTITY	NEWCO FEIN	INFINIUM	COUNTRY
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ADVANCED ENGR AND SCIENCES	150	IS	BWAES	ADVANCED ENGR &	Exelis Inc.	45-2083813	150	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ADVANCED ENGR AND SCIENCES	150	IS	BWIST	BI-WEEKLY IMPACT		45-2083813	150	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ADVANCED ENGR AND SCIENCES	150	IS	BWPRO	AES PROFESSIO	Exelis Inc.	45-2083813	150	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT AES-ALM(EDO PROF SERV INC)	152	IS	BALM	ALM B1-WEEKLY	Exelis Inc.	45-2083813	152	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT COMMUNICATIONS SYSTEMS	200	ES	BIWK	FT WAYNE SALARIED-	Exelis Inc.	45-2083813	200	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT COMMUNICATIONS SYSTEMS	200	ES	BIWK1	CLIFTON SALARIED -	Exelis Inc.	45-2083813	200	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT COMMUNICATIONS SYSTEMS	200	ES	WEEK	FT WAYNE HOURLY-	Exelis Inc.	45-2083813	200	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT CS CO SPRINGS	230	CS	BWCSC	COMM SYSTEMS	Exelis Inc.	45-2083813	230	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT DEFENSE & ELECTRONICS	120	HQ	BWDT	BW DEFENSE &	Exelis Inc.	45-2083813	120	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ELECTRONIC SYSTEMS-EW	100	ES	BWAV	BIWEEKLY AVIONICS	Exelis Inc.	45-2083813	100	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ELECTRONIC SYSTEMS-EW	100	ES	WKAC	WEEKLY ACD	Exelis Inc.	45-2083813	100	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ELECTRONIC SYSTEMS-EW	100	ES	WKAV	WEEKLY AVIONICS	Exelis Inc.	45-2083813	100	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT ELECTRONIC SYSTEMS-RADAR	300	ES	GILBW	GILFILLAN SALARIED	Exelis Inc.	45-2083813	300	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT NIGHT VISION	400	GS	BWNV	BI-WK NIGHT	Exelis Inc.	45-2083813	400	US
COMMON PARENT CORPORATION ITT CORPORATION	13-5158950	ITT NIGHT VISION	400	GS	WKNV	WEEKLY NIGHT	Exelis Inc.	45-2083813	400	US
2.	Individuals associated with the following entities that will transfer to Defense:

Country	# of Empl.	VCs
Australia	1	Def HQ
Singapore	1	GS
Taiwan	1	ES
United Kingdom	3	IT

3.	Individual employees identified below:

	Present Co.# and	Going
Employee #	Location	To	New Co. # and Location
100010195	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean. Virginia
100061314	Co. 600, White Plain, Ne	Exelis	Co. 120 Amityville, New York
100001748	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100001764	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100017119	Co. 600, White Plain, Ne	Exelis	Co. 120 Amityville, New York
100070510	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100017082	Co. 600, White Plain, Ne	Exelis	Co. 120 Amityville, New York
100055227	Co. 600, Wilmington, De	Exelis	Co. 120 Wilmington, Delaware
100017627	632 TDS - PALM COAST, FL	Exelis	200 Fort Wayne - PALM COAST, FL
100076948	635, Hanover. MD	Exelis	IS/150, Herndon, VA
100001763	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100060962	Co. 600 McLean, Virgin;	EXELIS	Co. 120 McLean, Virginia
100079380	632 TDS - PALM COAST, FL	Exelis	200 Fort Wayne- PALM COAST, FL
100054096	632 TDS -PALM COAST, FL	Exelis	200 Fort Wayne- PALM COAST, FL
100017013	Co. 600, White Plains, N	Exelis	Co. 120 Amityville, New York
100005720	Company 600, White Pla	Exelis	Co. 120 McLean, Virginia
100017190	Co. 600, Wilmington, De	Exelis	Co. 120 Wilmington. Delaware
100081780	632 TDS -PALM COAST, FL	Exelis	200 Fort Wayne- PALM COAST, FL
100081347	815 FRC BAYARD ST FIN RE	Exelis	200 Fort Wayne, Rochester, NY
100073922	815 E-FRC BAYARD ST FIN RE	Exelis	200 Fort Wayne, Rochester, NV
100017103	Co. 600, Wilmington, De	Exelis	Co. 120 Wilmington, Delaware
100061615	635, Hanover, MD	Exelis	120
100017197	Co. 600, Wilmington, De	Exelis	Co. 120 Wilmington, Delaware
100046485	Co. 600, Wilmington, De	Exelis	Co. 120 Wilmington, Delaware
100058187	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100053872	632 TDS -PALM COAST, FL	Exelis	200 Fort Wayne- PALM COAST, FL
100017192	Co. 600, Wilmington, De	Exelis	Co. 120 Wilmington, Delaware
100077575	635, Hanover, MD	Exelis	200
100058565	632 TDS - PALM COAST, FL	Exelis	200 Fort Wayne- PALM COAST, FL
100001736	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100017083	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100076089	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100010822	Co. 600, Fort Wayne, In	Exelis	Co. 120 Fort Wayne, Indiana
100013194	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100069142	Co. 600, Fort Wayne, In	Exelis	Co. 120 McLean, Virginia
100081906	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100082567	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100082832	635, Hanover, MD	Exelis	200
100078747	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100061697	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100055286	250, Rochester	Exelis	200
100081979	815 FRC BAYARD ST FIN RE	Exelis	200 Fort Wayne, Rochester, NY
100002142	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100001776	Co. 600, McLean, Virgin	Exelis	Co. 120 McLean, Virginia
100057776	632 TDS - PALM COAST, FL	Exelis	200 Fort 'Wayne- PALM COAST, FL
100017221	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100076840	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100017058	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100016996	Co. 600, White Plain, Ne	Exelis	Co. 120 McLean, Virginia
100017279	Co. 600, White Plain, Ne	Exelis	Co. 120 McLean, Virginia
100080252	Co. 600, White Plains, N	Exelis	Co. 120 McLean, Virginia
100059506	815 FRC BAYARD ST FIN RE	Exelis	200 DEFENSE ROCHESTER, NY
100017068	Co. 600, White Plain, Ne	Exelis	Co. 120 McLean, Virginia

Schedule 1(d): Employment Agreements
Defense Employment Agreements
1.	Christopher C. Bernhardt
ITT Employment Agreements
2.	Denise Ramos
Water Employment Agreements
3.	Frank Jimenez

Schedule 3(a)(i): List of US Qualified Defined Benefit Plans
The US Qualified DB Plans consist of the Defense US Qualified DB Plans, the ITT US Qualified DB Plans and the Water US Qualified DB Plans.
Defense US Qualified DB Plans
1.	357- ITT Systems Corporation Pension Plan for Hourly Employees at Pacific Missile Range Facility

2.	501- ITT Salaried Retirement Plan

3.	505- ITT Avionics Division & ITT Aerospace/Communications Division Pension Plan

4.	591- ITT Gilfillan Pension Plan for Hourly Employees

5.	611- ITT Electronic Systems Pension Plan for Employees in the Bargaining Unit

6.	630- Pension Plan for the Roanoke Plant Hourly Employees of ITT Night Vision

7.	758- EDO Corporation Employees Pension Plan (frozen plan for former EDO employees)
ITT US Qualified DB Plans
8.	346- Engineered Valves CA Pure Flo Solutions Group Pension Plan for Hourly Employees at Simi Valley, CA

9.	521- ITT Cannon Employees Retirement Plan for Hourly Non-Bargaining Production and Maintenance Employees

10.	571- ITT Aerospace Controls Pension Plan for Hourly Employees

11.	577- ITT Consolidated Hourly Pension Plan

12.	638- ITT Conoflow Pension Plan for Non-Clerical, Non-Rep. Hourly Employees

13.	640- ITT Engineered Valves Pension Plan for Hourly Employees at Amory, MS

14.	642- ITT Engineered Valves Pension Plan for Local 36 Hourly Employees at Lancaster, PA

15.	698- ITT Control Technologies Pension Plan for Hourly Employees

16.	724- ITT Pension Plan for Bargaining Unit Employees Seneca Falls, New York [Xylem to replicate]

17.	727- ITT Pension Plan for Hourly Employees at Vertical Pump Division, City of Industry, California

18.	730- ITT Pension Plan for Bargaining Unit Employees, Ashland Operations, Ashland, PA
Water US Qualified DB Plans
19.	520- ITT Bell & Gossett Hydonics Pension Plan for Hourly Employees

20.	696- ITT Standard Hourly (Bargaining Unit) Pension Plan

21.	728- ITT Pension Plan for Hourly Employees, Water Technologies Group-America, Turbine Division, Lubbock, TX

22.	757- Retirement Plan for ITT Water & Wastewater Leopold Inc. For Hourly Paid Employees

Schedule 3(a)(ii): List of US Non-Qualified Defined Benefit Plans
The US Non-Qualified DB Plans consist of the Defense US Non-Qualified DB Plans, the ITT US Non-Qualified DB Plans and the Water US Non-Qualified DB Plans.
Defense US Non-Qualified DB Plans
1.	680- ITT Excess Plan, which includes the following plans: ITT Excess Pension Plan 1A, ITT Excess Pension Plan 1B, ITT Excess Pension Plan IIA and ITT Excess Pension Plan IIB

2.	ITT Ex-Gratia Plan (with the exception of the liability accrued under the Plan for Steven R. Loranger, which shall remain with ITT)

3.	682- Federal Labs Unfunded 1

4.	719- ITT Enhanced Pension Plan

5.	759- EDO Excess Plan — SERP

6.	Retirement Plan for Non-Management Directors of ITT Corp. (frozen as of October 1, 1995)

7.	656- Expatriate
ITT US Non-Qualified DB Plans
8.	718- Cranston Unfunded

9.	ITT Ex-Gratia Plan (only the liability accrued under the Plan for Steven R. Loranger, which shall remain with ITT)
Water US Non-Qualified DB Plans
10.	None

Schedule 3(a)(iii): List of Non-US Defined Benefit Plans
The Non-US DB Plans consist of the Defense Non-US DB Plans, the ITT Non-US DB Plans and the Water Non-US DB Plans.
Defense Non-US DB Plans
1.	None
ITT Non-US DB Plans
2.	325- ITT Belgium — Cannon (Belgium)

3.	Gratuity Benefit Program (India) [Xylem to replicate]

4.	128- Cannon GmbH (Germany) [Unfunded]

5.	378- Cannon GmbH (Germany) [Unfunded]

6.	340- Cannon Japan (Japan) [Unfunded]

7.	735- Industries Management GmbH, Bad Camberg and former Fechenheim (Germany) [Unfunded]

8.	Salary Sacrifice e.V Plan — ITTG (Germany)
Water Non-US DB Plans
9.	323- ITT Belgium — ITT Industries (Belgium)

10.	324- ITT Belgium Pension Plan (Belgium)

11.	166- Pension Plan for Union Employees of ITT Automotive, a division of ITT Industries of Canada Ltd. [Electrical Systems, North America] (Canada)

12.	200- Pension Plan for Hourly Employees of ITT Residential & Commercial Water (R&CW), a Division of ITT Industries of Canada L.P (Canada)

13.	203- Pension Plan for Hourly Employees of ITT Automotive, a division of ITT Industries of Canada Ltd. [Structural Systems and Components, North America (Toronto Stamping Plant)] (Canada)

14.	205- ITT Industries Canadian Pension Plan for Salaried Employees (Canada)

15.	350- ITT Canadian Excess Benefit Plan — Unregistered (Canada)

16.	209- Pension Plan for Hourly Employees of ITT Fabri-Valve, a Division of ITT Industries of Canada Ltd. (Canada)

17.	221- Pension Plan for Union Employees of Ontario Malleable Iron Company Limited (Canada)

18.	223- Pension Plan for Union Employees of ITT Cannon, a Division of ITT Industries of Canada Ltd.(Canada)

19.	744- Pension Plan of ITT Water & Wastewater, a Division of ITT Industries of Canada L.P.(Canada)

20.	369- Industries Management GmbH, Ebernhahn (Division KONI) (Germany)

21.	756- Flygt Ireland (Ireland)

22.	186- ITT Industries General Pension Plan (UK)

23.	189- ITT Industries Pension Plan for UK Expatriates (UK)

24.	190- Godwin Pumps Limited Pension Scheme (UK)

25.	125- Industriebeteiligungsgesellschaft mbH (Germany) [Unfunded]

26.	738- DITTHA GmbH, Kempen (Germany) [Unfunded]

27.	126- DITTHA GmbH. Kempen (Germany) [Unfunded]

28.	366- Industries Management GmbH, Ebernhahn (Division KONI) (Germany) [Unfunded]

29.	111- ITT Flygt Pumpen GmbH, Langenhagen, jetzt ITT Water & Wastewater (Germany) [Unfunded]

30.	Deutschland GmbH (Germany) [Unfunded]

31.	116- ITT Industriebeteiligungsgesellschaft mbH (Germany) [Unfunded]

32.	755- ITT Water & Wastewater, Herford (Germany) [Unfunded]

33.	760- Jabsco GmbH (Germany) [Unfunded]

34.	761- ebro Electronic GmbH & Co. KG (Germany) [Unfunded]

35.	762- SI Analytics GmbH Mainz Deferred Comp (Germany) [Unfunded]

36.	763- SI-FAS Pension Valuation (Germany) [Unfunded]

37.	764- WTW FAS Pension Plan (Germany) [Unfunded]

38.	765- ebro Electronics Instruments GmbH Ingolstadt Pension Plan (Germany) [Unfunded]

39.	370- Industries Management GmbH,former Regelungstechnik (Germany) [Unfunded]

40.	720- Industries Management GmbH,former Regelungstechnik (Germany) [Unfunded]

41.	731- Industries Management GmbH (Germany) [Unfunded]

42.	732- Industries Management GmbH (Germany) [Unfunded]

43.	734- Industries Management GmbH (Germany) [Unfunded]

44.	736- Industries Management GmbH, Bad Camberg and former Fechenheim (Germany) [Unfunded]

45.	713- Flygt S.p.a. Flygt Italy Plan (Italy) [Unfunded]

46.	766- ADIN Pension 28229 NOK (Norway) [Unfunded]

47.	767- ADI Storebrand 27835 NOK (Norway) [Unfunded]

48.	768- Storebrand 25000 NOK (Norway) [Unfunded]

49.	118- Grindex AB (Sweden) [Unfunded]

50.	120- Water & Wastewater AB General Pension Plan (ITP-Plan) (Sweden) [Unfunded]

51.	121- Water & Wastewater AB Individual Contracts (Not FPG/PRI) (Sweden) [Unfunded]

52.	754- Industries Holding AB General Pension Plan (ITP-Plan) (Sweden) [Unfunded]

Schedule 3(b)(iv): Master Trust Interest
Amounts listed on Schedule 3(b)(iv) are listed as of 7/31/11, which will be adjusted to the date coincident with, or the end of the month following, the Distribution Date.
Water Interest

Plan Name	Plan #	7/31/2011 Balance
ITT Bell - Gossett	520	26,179,521
ITT Standard Hourly	696	14,215,802
Goulds Division Lubbock	728	5,415,891
Leopold	757	2,444,161
Total Xylem		48,255,375
ITT Interest

Plan Name	Plan #	7/31/2011 Balance
ITT Shertec Simi Valley	346	376,902
ITT Cannon Electric	521	25,380,063
ITT Aerospace Controls	571	12,399,734
Consolidated Hourly Plans	577	66,737,221
ITT Grinell — Non-clerical	638	1,280,183
ITT Fluid Tech. — Lancaster	642	5,743,973
ITT Fluid Tech. — Amory Hourly	640	2,040,563
ITT Control Technologies	698	289,326.82
Goulds Beginning Unit Employees	724	69,070,531
Goulds Vertical Pump Division	727	4,191,936
Goulds Bargaining Unit Employees	730	12,709,847

Total ITT		200,220,281

Schedule 4(a)(i): List of US Qualified Defined Contribution Plans
The US Qualified DC Plans consist of the Defense US Qualified DC Plans, the ITT US Qualified DC Plans and the Water US Qualified DC Plans.
Defense US Qualified DC Plans
1.	100- ITT Salaried Investment and Savings Plan

2.	178- ITT Avionics Division & ITT Aerospace/Communications Division Bargaining Unit Savings Plan

3.	209- ITT Night Vision Savings Plan for Hourly Employees

4.	227- ITT Electronic Systems Savings Plan for Hourly Employees

5.	013- ITT Systems Corporation Retirement/Savings Plan

6.	235- ITT Systems Corporation Pacific Missile Range Facility Savings Plan for Hourly Employees

7.	ITT Research Systems Inc. Employees’ Savings Plan

8.	237- ITT Advanced Engineering and Sciences Professional Benefits Employees’ Savings Plan

9.	003- EDO Corporation Employee Investment Plan

10.	200- ITT Gilfillan Savings Plan for Hourly Employees
ITT US Qualified DC Plans
11.	193- ITT Aerospace Controls Savings Plan for Hourly Employees

12.	196- ITT Cannon Savings Plan for Hourly Employees

13.	216- ITT Engineered Valves — Lancaster Savings Plan for Hourly Employees

14.	009- Goulds Pumps, Inc. Retirement Savings and Investment Plan [Xylem to replicate]

15.	201- ITT Conoflow Savings Plan for Hourly Employees

16.	215- ITT Engineered Valves — Fabri Savings Plan for Hourly Emp. At Amory, MS

17.	225- ITT Engineered Valves CA Pure Flo Solutions Group Savings Plan for Hourly Employees

18.	236- ITT BIW Connector Systems Employees Savings Plan

19.	010- Procast And Goulds Pump Service Center Employee Savings Plan

20.	240- Pure-Flo Precision Savings Plan for Hourly Employees

21.	239- ITT Koni Friction Products Savings Plan for Hourly Employees

22.	238- ITT Control Technologies Savings Plan for Hourly Employees

23.	Evolutionary Concepts Profit Sharing Plan (YE 6/30/2010)

24.	ECI/Alcon 401(k) Plan
Water US Qualified DC Plans
25.	002- ITT Rule Savings Plan for Hourly Employees

26.	203- ITT Bell & Gossett Savings Plan for Hourly Employees

27.	226- ITT Heat Transfer Savings Plan for Hourly Employees

28.	231- ITT Hydro Air Savings Plan for Hourly Employees

29.	241- Flojet Corporation 401(k) Plan

30.	001- F.B. Leopold Co., Inc. Savings Plan for Hourly Employees

31.	001- F.B. Leopold Company, Inc. Retirement Savings Plan

32.	001- Laing Thermotech, Inc. 401(k) Profit Sharing Plan

33.	Godwin Pumps of America, Inc. Profit Sharing Plan and Trust

Schedule 4(a)(ii): List of US Non-Qualified Defined Contribution Plans
The US Non-qualified DC Plans consist of the Defense US Non-qualified DC Plans, the ITT US Non-qualified DC Plans and the Water US Non-qualified DC Plans.
Defense US Non-Qualified DC Plans
1.	EDO Deferred Compensation Plan
ITT US Non-Qualified DC Plans
2.	ITT Deferred Compensation Plan [Water and Defense will replicate]

3.	ITT Excess Savings Plan [Water and Defense will replicate]
Water US Non-Qualified DC Plans
4.	None

Schedule 4(a)(iii): List of Non-US Defined Contribution Plans
The Non-US DC Plans consist of the Defense Non-US DC Plans, the ITT Non-US DC Plans and the Water Non-US DC Plans.
Defense Non-US DC Plans
1.	None
ITT Non-US DC Plans
2.	Superannuation Benefit Program — ITT India (India) [Xylem to replicate]

3.	Provident Fund — ITT India (India) [Xylem to replicate]

4.	Retirement — IP (Taiwan)

5.	C&K Switches Limited Pension Plan (UK)

6.	C&K Switches Executive Pension Plan (UK)

7.	Direct Insurance — ITTG (Germany) [Exelis and Xylem to replicate]
Water Non-US DC Plans
8.	Superannuation Fund — WWW (Australia)

9.	ITT Industries Canadian Investment Savings Plan for Salaried Employees — ITT Canada (Canada) [ITT to replicate]

10.	Insured Retirement- WWW (Denmark) [ITT to replicate]

11.	Plan d’Epargne Enterprise (PEE) — ITT France (France)

12.	Insured Retirement — WWW (Netherlands)

13.	Retirement — WWW (South Africa) [ITT to replicate]

14.	ITT Retirement Savings Plan — ITT Industries (UK) [Exelis and ITT to replicate]

15.	Wedeco Executive Pension Plan (UK)

16.	Direct Insurance — WWW (Germany)

Schedule 4(c)(iii): Employees Under Deferred Compensation Plan
Water Employees
1.	15 individuals identified as Water Employees or ITT Retirees on the records of the ITT Deferred Compensation Plan
Defense Employees
2.	36 individuals identified as Defense Employees or ITT Retirees on the records of the ITT Deferred Compensation Plan

Schedule 4(c)(iv): Employees Under Excess Savings Plan
Participants listed on Schedule 4(c)(iv) are listed as of 7/31/11, which will be adjusted to the date coincident with, or the end of the month following, the Distribution Date.
Water Employees
1.	13 individuals identified as Water Employees on the records of the Excess Savings Plan
Defense Employees
2.	13 individuals identified as Defense Employees on the records of the Excess Savings Plan

Schedule 5(a)(i): List of US Health & Welfare Plans
The US H&W Plans consist of the Defense US H&W Plans, the ITT US H&W Plans and the Water US H&W Plans.
Defense US H&W Plans
1.	940- ITT Avionics Severance Plan for Exempt and Non-Exempt Salaried Employees

2.	903- Avionics Postretirement Medical Plan

3.	918- Avionics Postretirement Life Plan

4.	942- ITT Night Vision Term. Pay for Salaried Exempt Employees

5.	951- ITT A/CD Severance Pay Plan for Ex. And Non-Ex. Salaried Employees

6.	502- EDO Corporation Medical, Dental, Vision and Salary Benefit Plan

7.	503- EDO Corporation Life and Travel Accident Plan

8.	506- EDO Corporation Sickness, STD, and LTD Plan

9.	914- EDO Postretirement Medical & Life Plan

10.	302- ITT Employee Benefit Trust

11.	911- Space Systems Division Postretirement Medical

12.	923- Space Systems Division Postretirement Life

13.	ITT Salaried Retiree Health Plan
ITT US H&W Plans
14.	594- ITT Salaried Medical and Dental Program [Exelis and Xylem to replicate]

15.	ITT Corporation Special Senior Executive Severance Pay Plan

16.	ITT Corporation Enhanced Severance Pay

17.	ITT Corporation Senior Executive Severance Pay Plan

18.	ITT Industries Corporate Policies- Severance Policy 30-08

19.	ITT Corporation Severance Plan

20.	529- ITT Cannon Severance Pay Plan for Exempt and Non-Exempt Salaried Employees

21.	717- ITT Salaried Voluntary Accident Plan [Exelis and Xylem to replicate]

22.	801- Group Accident Insurance Plan for Salaried Employees [Exelis and Xylem to replicate]

23.	802- ITT Corporation Long-Term Disability Plan for Salaried Employees [Exelis and Xylem to replicate]

24.	ITT Corporation Excess Long-Term Disability Plan [Exelis and Xylem to replicate]

25.	999- ITT Corporate Welfare Plan

26.	717- ITT Salaried Voluntary Travel Accident Plan [Exelis and Xylem to replicate]

27.	514- Kentucky Carbon Corporation Sickness and Accident Plan (YE 10/31/2009)

28.	503- ITT Carbon Employee Benefit Trust (YE 10/31/2009)

29.	503- Moog Controls Inc. Voluntary Employees Beneficiary Trust

30.	902- AC Pump Postretirement Medical Plan

31.	905- Cannon Postretirement Medical Plan

32.	906- Carbon Postretirement Medical Plan

33.	907- Goulds Postretirement Medical Plan

34.	908- Higbie Postretirement Medical Plan

35.	909- Jackson Postretirement Medical Plan

36.	916- ITT Salaried Options C&D

37.	917- AC Pump Postretirement Life Plan

38.	920- Carbon Postretirement Life Plan

39.	921- Goulds Postretirement Life plan

40.	925- Engineered Products Postretirement Life Plan

41.	926- Engineered Valve Postretirement Life Plan

42.	Active Salaried Life Insurance [Exelis and Xylem to replicate]

43.	Active Salaried Voluntary Plans [Exelis and Xylem to replicate]

44.	Active Salaried Long Term Care Plan

45.	Active Salaried United Healthcare/PacifiCare Plan [Exelis and Xylem to replicate]

46.	Active Salaried Kaiser Plan [Exelis and Xylem to replicate]

47.	Active Salaried Excellus BluePoint POS Plan [Xylem to replicate]
Water US H&W Plans
48.	520- ITT Water Technology, Inc. Health Reimbursement Arrangement

49.	504- The F.B. Leopold Company, Inc. Welfare Benefits Plan

50.	904- Bell & Gossett Postretirement Medical Plan

51.	910- Leopold Postretirement Medical Plan

52.	912- ITT Standard (Heat Transfer) Postretirement Medical Plan

53.	918- Bell & Gossett Postretirement Life Plan

54.	922- Leopold Postretirement Life Plan

55.	924- ITT Standard (Heat Transfer) Postretirement Life Plan

Schedule 5(a)(ii): List of Non-US Health & Welfare Plans
The Non-US H&W Plans consist of the Defense Non-US H&W Plans, the ITT Non-US H&W Plans and the Water Non-US H&W Plans.
Defense Non-US H&W Plans
1.	None
ITT Non-US H&W Plans
2.	Medical — Cannon (Belgium)

3.	Life / AD&D — IP (Brazil)

4.	Medical — IP (Brazil)

5.	Life Insurance — IP (Chile)

6.	Medical — IP (Chile)

7.	Direct Insurance — ITTG (Germany) [Exelis and Xylem to replicate]

8.	Accidental Insurance — ITTG (Germany) [Exelis and Xylem to replicate]

9.	Employee Compensation Insurance — ITT India (India) [Xylem to replicate]

10.	Personal Accident — ITT India (India) [Xylem to replicate]

11.	Medical — ITT India (India) [Xylem to replicate]

12.	Life Insurance — ICS (Mexico)

13.	Medical — ICS (Mexico)

14.	Medical — IP (Mexico)

15.	AD&D — IP (Singapore)

16.	Medical — IP (Singapore)

17.	AD&D — IP (South Korea)

18.	AD&D — IP (Taiwan)

19.	Medical — IP (Taiwan)

20.	AD&D — IP (Thailand)

21.	Medical — IP (Thailand)

22.	ITT Life Assurance — ITT Industires (UK) [Exelis and Xylem to replicate]

23.	Medical — ITT Industries (UK) [Exelis and Xylem to replicate]
Water Non-US H&W Plans
24.	Medical — WWW (Belgium)

25.	Life / AD&D — WWW (Brazil)

26.	Medical — WWW (Brazil)

27.	ITT Canadian Salaried Group Insurance Program — ITT Canada (Canada) [ITT to replicate]

28.	Life Insurance — WWW (Chile)

29.	Medical — WWW (Chile)

30.	Employer Liability Insurance — ITT China (China) [ITT to replicate]

31.	Life Insurance / AD&D — ITT China (China) [ITT to replicate]

32.	Medical/Dental — ITT China (China) [ITT to replicate]

33.	Medical — WWW (Denmark) [ITT to replicate]

34.	Life / AD&D / Disability (France) [ITT to replicate]

35.	Medical / Dental (France) [ITT to replicate]

36.	Direct Insurance — WWW (Germany)

37.	Accidental Insurance — WWW (Germany)

38.	Life Insurance — WWW (Mexico)

39.	Medical — WWW (Mexico)

40.	Medical — WWW (Russia)

41.	AD&D — WWW (Singapore)

42.	Life / AD&D — WWW (South Africa) [ITT to replicate]

Schedule 6(a): List of Incentive Plans
1.	1997 ITT Industries Annual Incentive Plan

2.	1997 Long-Term Incentive Plan

3.	ITT Corporation Annual Incentive Plan for Executive Officers

4.	ITT Corporation Retention Program

Schedule 7(a): List of ITT Stock Plans
1.	1994 ITT Incentive Stock Plan

2.	ITT 1996 Restricted Stock Plan for Non-Employee Directors

3.	2002 ITT Stock Option Plan for Non-Employee Directors

4.	2003 ITT Equity Incentive Plan

5.	2011 ITT Omnibus Incentive Plan

6.	Industries Ltd Share Incentive Plan (UK)

7.	ITT Flygt Ltd Share Incentive Plan (UK)

Schedule 8(a): COLI Policies
Individuals listed on Schedule 8(a) are listed as of 7/02/11, which will be adjusted to the date coincident with, or the end of the month following, the Distribution Date.
ITT

Policy
Number	Carrier
18395400	NM Life
19127919	NM Life
18395404	NM Life
19127921	NM Life
19127923	NM Life
17448846	NM Life
56906286	NY Life
18696673	NM Life
18395408	NM Life
18696674	NM Life
18395409	NM Life
18395411	NM Life
18395414	NM Life
56906287	NYLife
17448847	NM Life
17448853	NM Life
56906297	NYLife
17961894	NM Life
19127922	NM Life
18696675	NM Life
19127925	NM Life
17448836	NM Life
17616521	NM Life
17448845	NM Life
17961899	NM Life
Water

Policy Number	Carrier
17961895	NM Life
18395405	NM Life
17616524	NM Life
191279241	NM Life
56906275	NYLife
18395401	NM Life
Defense

Policy Number	Carrier
17616519	NM Life
56906274	NYLife
17448842	NM Life
56906282	NYLife
19127920	NM Life
56906285	NYLife
18395406	NM Life
18395407	NM Life
56906292	NYLife
17448852	NM Life
56906294	NYLife
18395412	NM Life
19127926	NM Life
56906301	NYLife
17448856	NM Life
56906273	NYLife
56906276	NYLife
56906283	NYLife
56906290	NYLife
56906291	NYLife

Schedule 8(b): Executive Life Policies
Amounts listed on Schedule 8(b) are listed as of 6/30/11, which will be adjusted to the date coincident with, or the end of the month following, the Distribution Date.
ITT

Block 1	Policy
1	9061446
2	9061445
3	9061444
4	9061438
5	9061443
6	9061452
7	9061450
8	9061440
9	9061433
10	9061434
11	9061435
12	9061447

Block 2	Policy
1	9096216

Schedule 9(a): List of ITT Director Plans
1.	ITT Corporation Deferred Compensation Plan for Non-Employee Directors

2.	ITT Group Accident Program that provides 24 hour accidental death and dismemberment coverage
Additionally, the ITT 1996 Restricted Stock Plan for Non-Employee Directors and the 2002 ITT Stock Option Plan for Non-Employee Directors, each as listed on Schedule 7(a) apply to non-employee directors of ITT.

Schedule 10(a): List of Collective Bargaining Agreements
The Collective Bargaining Agreements consist of the Defense Collective Bargaining Agreements, the ITT Collective Bargaining Agreements and the Water Collective Bargaining Agreements. Works councils and collective bargaining agreements from jurisdictions other than the US and Canada are expressly excluded from this schedule and will continue with their respective company by transfer of law.
Defense Collective Bargaining Agreements
1.	Agreement dated August 28, 2010 between ITT Corporation, Electronic Systems, Fort Wayne, IN, a Division of ITT Corporation, Inc., and IUE, the industrial division of the Communication Workers of America, AFL CIO in behalf of and in conjunction with the IUE the industrial division of the Communication Workers of America, AFL CIO Local 84999

2.	Agreement dated October 1, 2009 between ITT Electronics Systems/Integrated Electronic Warfare Systems and ITT Communications Systems and the I.U.E./CWA and its Local Union 81447

3.	Agreement dated May 22, 2011 between ITT Corporation, Night Vision Roanoke Plant and IUE, the Industrial Division of the Communications Workers of America AFL-CIO and Local 82162

4.	Agreement dated December 15, 2009 between Systems-Benning and Columbus Metal Trades Council

5.	Agreement dated December 15, 2009 between Systems-Benning and Sheet Metal Workers, Local 85 — Security Guards

6.	Agreement dated November 1, 2009 between Systems — DSN and IBEW Local 543

7.	Agreement dated March 31, 2011 between Systems — K-Town and (Ver.di) Vereinte Dienstleistungsgewerkschaft

8.	Agreement dated December 1, 2010 between Systems — PMRF and IBEW Local 1260 Main

9.	Agreement dated December 1, 2010 between Systems — PMRF and IBEW Local 1260 Security

10.	Agreement dated December 1, 2010 between Systems — PMRF and IBU

11.	Agreement dated November 1, 2007 between Systems — SLRS and IBEW Local 2088

12.	Agreement dated September 1, 2007 between Systems — SLRS and IAM Local 815

13.	Agreement dated October 31, 2007 between Systems — SLRS and IBT Local 381

14.	Agreement dated October 1, 2008 between Systems — TARS and CWA Local 3177

15.	Agreement dated October 1, 2008 between Systems — TARS (Rio Grande City, TX) and IBEW Local 66

16.	Agreement dated October 1, 2008 between Systems — TARS (Eagle Pass, TX) and IBEW Local 66

17.	Agreement dated October 1, 2008 between Systems — TARS and IBEW Local 583

18.	Agreement dated October 1, 2008 between Systems — TARS and IBEW Local 611

19.	Agreement dated October 1, 2008 between Systems — TARS (Ft. Huachuca, AZ) and IBEW Local 570

20.	Agreement dated October 1, 2008 between Systems — TARS (Yuma, AZ) and IBEW Local 570

21.	Agreement dated December 1, 2010 between Systems — Maxwell and USW Local 13350

22.	Agreement dated July 1, 2009 between Systems — Maxwell and USW Local 8405

23.	Agreement dated August 27, 2010 between Systems — Wallops Island and IAM Local 2552 (Two units)

24.	Agreement dated April 9, 2011 between Systems — White Sands and IAM Local 2515

25.	Agreement dated December 1, 2010 between Systems — TARS (Lajas, PR) and IUSW 6135
ITT Collective Bargaining Agreements
26.	Agreement dated March 1, 2011 between IP Pro shop and Steelworkers

27.	Agreement between IP/SFO and Steelworkers through July 28, 2012

28.	Agreement dated May 16, 2009 between Industrial Process (Lancaster, Pennsylvania), a unit of ITT Corporation, and the Glass, Molders, Pottery and Plastics & Allied Workers International Union, Local No. 36, AFL-CIO, CLC.
Water Collective Bargaining Agreements
29.	Agreement dated August 1, 2010, between WATER SYSTEMS OPERTIONS (WSO) a unit of ITT Water Technology, Inc.*, and its successors, and the UNITED STEELWORKERS on behalf of itself and members of LOCAL UNION No. 3298

30.	Agreement dated August 15, 2010, by and between ITT Residential & Commercial Water located in the Village of Morton Grove, and INTERNATIONAL UNION, UNITED AUTOMOBILE, AEROSPACE AND AGRICULTURAL IMPLEMENT WORKERS OF AMERICA and its LOCAL UNION NO. 890

31.	Agreement between ITT RCW Heat Transfer, Buffalo, New York, and UNITED STEELWORKERS, AFL-CIO-CLC Local Number 897, 2010-2013

32.	Agreement dated September 23, 2010 between ITT R&CW, a division of ITT Industries of Canada L.P. (for hourly union employees in Guelph, ON) and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union (United Steelworkers) — Local 8614-05

33.	Agreement dated April 22, 2010 between ITT W&WW, a division of ITT Industries of Canada L.P. (for hourly union shop employees in Pointe-Claire, QC) and National Automobile, Aerospace and Agricultural Implement Workers Union of Canada (CAW Canada) — Local 698

34.	Agreement dated May 1, 2010 between ITT W&WW, a division of ITT Industries of Canada L.P. (for hourly union shop employees in Surrey, BC) and International Union of Operating Engineers (IUOE) — Local 115

35.	Agreement dated May 1, 2008 between ITT W&WW, a division of ITT Industries of Canada L.P. (for salaried union office employees in Surrey, BC) and Canadian Office and Professional Employee’s Union (COPE) — Local 15

Schedule 16(a): Liabilities Assumed by ITT
1.	None
Schedule 16(b): Liabilities Assumed by Water
2.	None
Schedule 16(c): Liabilities Assumed by Defense
3.	None

Schedule 18(e): Miscellaneous Expenses
1.	None